UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Intricon Corporation
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INTRICON CORPORATION
1260 Red Fox Road
Arden Hills, Minnesota 55112

March 22, 2021

Dear Shareholder:

It is my great pleasure to invite you to attend the 2021 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held on Tuesday, May 4, 2021 at 9:00 a.m., Central Daylight Time. Due to the ongoing public health impact of the coronavirus outbreak (COVID-19), the Annual Meeting will be a virtual meeting conducted via live audio webcast where you can listen to the meeting, ask questions and vote online.

At this year’s Annual Meeting, our shareholders will vote on the following:

●	the election of two directors to hold office for a term of three years and until their respective successor is duly elected and qualified;

●	an advisory vote on executive compensation, referred to as “say-on-pay”;

●	an amendment to the Amended and Restated 2015 Equity Incentive Plan to, among other matters, increase the number of shares of common stock authorized for issuance under that plan by 500,000 shares; and

●	the ratification of the appointment of Deloitte & Touche LLP as Intricon Corporation’s independent registered public accounting firm for fiscal year 2021.

We are furnishing our Proxy Statement and other proxy materials to our shareholders over the Internet. The proxy materials are available at https://materials.proxyvote.com/46121H.

The vote of every shareholder is important. Therefore, whether or not you expect to attend the virtual meeting, I urge you to vote in one of the following ways: (i) over the Internet: log on to www.proxyvote.com and follow the web site instructions; once you have cast your vote, be sure to click on “Accept Vote”; (ii) by telephone: you may call toll-free in the U.S. or Canada, 1-800-690-6903 on a touch-tone telephone; or (iii) by proxy card: sign and date the accompanying proxy card and return it promptly in the envelope provided for that purpose. If you vote over the Internet or telephone, you do not need to return your proxy card.

Thank you for your continued interest in Intricon Corporation. I look forward to your attendance at the Annual Meeting.

Sincerely,

Scott Longval
President and Chief Executive Officer

INTRICON CORPORATION
1260 Red Fox Road
Arden Hills, Minnesota 55112

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held May 4, 2021

The 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of Intricon Corporation (the “Corporation”) will be held on Tuesday, May 4, 2021 at 9:00 a.m., Central Daylight Time, for the following purposes:

(1)	to elect two directors to hold office for a term of three years and until their respective successor is duly elected and qualified;

(2)	to hold an advisory vote on executive compensation, referred to as “say-on-pay”;

(3)	to vote on an amendment to the Amended and Restated 2015 Equity Incentive Plan to, among other matters, increase the number of shares of common stock authorized for issuance under that plan by 500,000 shares;

(4)	to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2021; and

(4)	to transact such other business as may properly come before the Annual Meeting or any of its adjournments or postponements.

Due to the ongoing public health impact of the coronavirus outbreak (COVID-19), the Annual Meeting will be a virtual meeting conducted via live audio webcast where shareholders can listen to the meeting, ask questions and vote online.

The Board of Directors has fixed the close of business on March 1, 2021 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. If the Annual Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned virtual Annual Meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened virtual Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any other matter set forth in this Notice of Annual Meeting.

All shareholders are cordially invited to attend the virtual meeting, but whether or not you expect to attend the virtual meeting, we urge you to vote promptly using one of the following methods to ensure your vote is counted:

●	over the Internet: log on to www.proxyvote.com and follow the web site instructions; once you have cast your vote, be sure to click on “Accept Vote”;

●	by telephone: you may call toll-free in the U.S. or Canada, 1-800-690-6903 on a touch-tone telephone; or

●	by proxy card: sign and date the accompanying proxy card and return it promptly in the envelope provided for that purpose.

If you vote over the Internet or by telephone, you will need your control number (your control number can be found on the Notice of Internet Availability of Proxy Materials and your proxy card). The deadline to vote over the Internet or by telephone is Monday, May 3, 2021, 10:59 p.m., Central Daylight Time. If you vote over the Internet or by telephone, you do not need to return your proxy card.

If your shares are held in “street name” (that is, if your stock is registered in the name of your broker, bank, or other nominee), please contact your broker, bank or nominee to determine whether you will be able to vote over the Internet or by telephone.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Shareholders to be held on May 4, 2021

In accordance with the rules of the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to our shareholders, we have elected to furnish these materials by providing access to these documents over the Internet. Accordingly, on or about March 22, 2021, the Company will send a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) to our shareholders of record and beneficial owners informing them of the availability of our proxy materials online. The Notice of Internet Availability provides you with instructions regarding how to (i) view our proxy materials for the Annual Meeting on the Internet; (ii) vote your shares after you have viewed our proxy materials; and (ii) request a printed copy of the proxy materials. All shareholders have the ability to access this Proxy Statement, the proxy card and our Annual Report on Form 10-K at the following website: https://materials.proxyvote.com/46121H.

How to Attend and Vote at the Virtual Meeting

Due to the ongoing public health impact of the coronavirus outbreak (COVID-19), this year’s Annual Meeting will be a virtual meeting conducted via live audio webcast where you can listen to the meeting, ask questions and vote online.

You will not be able to attend the annual meeting in person. The Company believes that a virtual meeting will provide meaningful shareholder access and participation while protecting the health and safety of our shareholders, employees and directors.

To attend the annual meeting, visit www.virtualshareholdermeeting.com/IIN2021 and enter the sixteen-digit control number included on your proxy card. The live webcast will begin at 9:00 a.m. Central Daylight Time on Tuesday, May 4, 2021. We encourage you to access the virtual meeting platform at least 15 minutes prior to the start time. If you do not have a sixteen-digit control number, you will still be able to access the live webcast as a guest, but you will not be able to vote or ask a question during the meeting.

The Company will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. Technical support will be available on the virtual meeting platform beginning at 8:45 a.m. Central Daylight Time on the day of the meeting.

By Order of the Board of Directors

Philip I. Smith
Chairman of the Board
March 22, 2021
Arden Hills, Minnesota

INTRICON CORPORATION
1260 Red Fox Road
Arden Hills, Minnesota 55112

PROXY STATEMENT

This proxy statement and the accompanying proxy are being furnished to shareholders of Intricon Corporation (the “Company”) in conjunction with the solicitation of proxies by the Board of Directors of the Company for use at the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) to be held virtually on Tuesday, May 4, 2021 at 9:00 a.m., local time, and any adjournment or postponement of the Annual Meeting. This Proxy Statement and accompanying form of proxy are first being made available to shareholders on or about March 22, 2021.

The Board of Directors has fixed the close of business on March 1, 2021 as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting. As of March 1, 2021, there were 8,998,536 shares of common stock of the Company outstanding, each of which is entitled to one vote on all matters to be presented at the Annual Meeting.

Proxies in the form provided, if properly executed and received in time for voting, and not revoked, will be voted as directed on the proxies. If no directions to the contrary are indicated, the persons named in the proxy will vote all of your shares of common stock “for” the election of two nominees for director, “for” the approval of the compensation of our named executive officers as described in this Proxy Statement, “for” the approval of the amendment to the Amended and Restated 2015 Equity Incentive Plan to, among other matters, increase the number of shares of common stock authorized for issuance under that plan by 500,000 shares and “for” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2021. With respect to any other matter that properly comes before the meeting, the proxy holders will vote the proxies in their discretion in accordance with their best judgment.

You may vote in one of the following ways:

●	over the Internet: log on to www.proxyvote.com and follow the web site instructions; once you have cast your vote, be sure to click on “Accept Vote;

●	by telephone: you may call toll-free in the U.S. or Canada, 1-800-690-6903 on a touch-tone telephone;

●	by proxy card: sign and date the accompanying proxy card and return it promptly in the envelope provided for that purpose; or

●	online while attending the Annual Meeting: if you are a shareholder of record, you may vote online while attending the virtual Annual Meeting by following the instructions available on the meeting website during the meeting.

If you vote over the Internet, by telephone or online while attending the virtual meeting, you will need your control number (your control number can be found on the Notice of Internet Availability of Proxy Materials and your proxy card). The deadline to vote over the Internet or by telephone is Monday, May 3, 2021, 10:59 p.m., Central Daylight Time. If you vote over the Internet, by telephone or online while attending the virtual meeting, you do not need to return your proxy card.

Any shareholder who submits a proxy may revoke it at any time before the proxy is voted at the Annual Meeting by delivering a later dated proxy or by giving written notice to the Secretary of the Company or attending the virtual Annual Meeting via webcast and so requesting. If you vote over the Internet or by telephone, you may change your vote by following the procedures used to submit your initial vote. The last vote received chronologically will supersede any prior votes.

The presence, via webcast or represented by proxy, of the holders of a majority of the outstanding shares of common stock will constitute a quorum for the transaction of business at the Annual Meeting. All shares of common stock present via webcast or represented by proxy (including “broker non-votes” described below) and entitled to vote at the Annual Meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum. If the Annual Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned Annual Meeting via webcast, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting via webcast, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any other matter set forth in the Notice of Annual Meeting.

Each share of common stock is entitled to one vote on each matter that may be brought before the Annual Meeting. Voting results will be determined as follows:

●	Proposal 1: the election of two directors will be determined by a plurality vote and the two nominees receiving the highest number of “for” votes will be elected. See, however, “Majority Voting Policy” below.

●	Proposal 2: approval of the “say-on-pay” proposal will require the affirmative vote of a majority of the shares entitled to vote and present via webcast or represented by proxy at the Annual Meeting.

●	Proposal 3: approval of the amendment of the Amended and Restated 2015 Equity Incentive Plan will require the affirmative vote of a majority of the shares entitled to vote and present via webcast or represented by proxy at the Annual Meeting.

●	Proposal 4: the ratification of the appointment of the independent registered public accounting firm for fiscal year 2021 will require the affirmative vote of a majority of the shares entitled to vote and present via webcast or represented by proxy at the Annual Meeting.

Any other proposal will require the affirmative vote of a majority of the shares entitled to vote and present via webcast or represented by proxy at the Annual Meeting.

Under our bylaws, an abstention will have the same legal effect as an “against” vote and will be counted in determining whether the proposal has received the required shareholder vote; however, a broker non-vote will have no effect on whether the proposal has received the required shareholder vote.

If you are a beneficial owner whose shares are held of record by a broker, bank or other nominee, you must instruct the broker, bank or other nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker, bank or other nominee does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker, bank or other nominee can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required. Your broker, bank or other nominee does not have discretionary authority to vote on the election of directors, the “say-on-pay” proposal or the proposal to amend the Amended and Restated 2015 Equity Incentive Plan without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters. Your broker, bank or other nominee does have discretionary voting authority to vote your shares on the ratification of the independent registered public accounting firm, even if the broker, bank or other nominee does not receive voting instructions from you. In any event, it is particularly important that you instruct your broker as to how you wish to vote your shares.

The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or teletype by officers, directors or employees of the Company, without additional compensation. Upon request, the Company will pay the reasonable expenses incurred by record holders of the Company’s shares of common stock who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy materials to the beneficial owners of the shares they hold of record.

Majority Voting Policy. In December 2019, the Board adopted a majority voting policy that is applicable in uncontested director elections. Under our policy, each nominee for director, as a condition to such nomination, must provide the Secretary of the Company, an advance, contingent irrevocable resignation that will be effective upon (i) the nominee receiving more “withhold authority” votes than “for” votes at the next annual meeting of shareholders at which they face election and (ii) Board acceptance of such resignation. Abstentions and broker nonvotes shall not be considered to be votes cast in such election and will have no effect on whether a nominee received the required voted. If a nominee fails to receive the required vote for election, that nominee will still be elected; however, the Nominating and Corporate Governance Committee will act on an expedited basis to determine whether to accept the director’s resignation and will submit such recommendation for prompt consideration by the Board. The Board will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. Any director whose resignation is under consideration shall abstain from participating in any decision regarding that resignation. The Nominating and Corporate Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation. This policy does not apply in the case of a “contested election,” defined as an election of directors in which the number of nominees for director exceeds the number of directors to be elected at such meeting, as determined by the Secretary of the Company.

Environmental, Social and Governance (ESG) and Sustainability Matters

For information relating to our commitment to environmental, social and governance (ESG) and sustainability matters, go to www.intricon.com/corporate-responsibility.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of eight members divided into three classes. Each director serves a three-year term, unless appointed by the Board to fill a vacancy. Mr. Masucci has determined that he will retire as a director following the Annual Meeting. The Board would like to thank Mr. Masucci for his long and valuable service to Intricon. His contributions were many and appreciated. Pursuant to our bylaws, the Board has fixed the number of directors at seven as of the adjournment of the Annual Meeting.

The Board of Directors, based upon the recommendation of the Nominating and Corporate Governance Committee, has nominated Nicholas A. Giordano and Raymond O. Huggenberger for election as directors at the Annual Meeting to serve until the 2024 annual meeting of shareholders and until their successors have been duly elected and qualified. Messrs. Giordano and Huggenberger are current directors of the Company. Mr. Giordano previously was elected as a director by the Company’s shareholders and Mr. Huggenberger was appointed as a director by the Board of Directors in 2019. The nominees have indicated their willingness to serve as directors. The Board of Directors knows of no reason why the nominees would be unable to serve as director. If the nominees are unable to serve for any reason, then the proxies will be voted for the election of such substitute nominee as the Board of Directors may designate, unless the Board of Directors reduces the number of directors on the Board. Proxies solicited by the Board will, unless otherwise directed, be voted to elect Messrs. Giordano and Huggenberger to the Board. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

The Board of Directors recommends that the shareholders vote “FOR” the election of Nicholas A. Giordano and Raymond O. Huggenberger as directors.

The Board of Directors seeks to ensure that it is composed of members of high character and integrity and whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board of Directors to satisfy its oversight responsibilities effectively. As discussed below under “Director Nomination Process,” director candidates are nominated by the Board of Directors upon recommendation by the Nominating and Corporate Governance Committee for election at the annual shareholders’ meeting each year. A director candidate must be at least 21 years old. In considering whether to recommend a director candidate, the Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole taking into account relevant factors including, among other things:

●	whether the director candidate has significant leadership experience and outstanding achievement in such director candidate’s career field, including experience as a chief executive officer, president or a principal officer of another company;

●	whether the director candidate has relevant expertise or experience and would be able to offer advice and guidance to management based on that expertise or experience, including senior-level experience in the extended healthcare industry generally or with companies that have similar business models;

●	whether the director candidate has the financial expertise or other professional, educational or business experience relevant to understanding to the Company’s business, including experience with domestic and overseas commercial, distribution, manufacturing and engineering operations;

●	whether the director candidate has strengths in the functional areas of finance, corporate governance, financial statement analysis, business operations and strategic planning, and mergers and acquisitions as well as intellectual technology and human resources;

●	whether the director candidate has sufficient time available to devote to the Company;

●	whether the director candidate has the ability to make independent, analytical inquiries and challenge management;

●	whether the director candidate will be committed to represent and advance the long-term interests of the Company’s shareholders; and

●	whether the director candidate meets the independence requirements of Nasdaq.

The Nominating and Corporate Governance Committee does not have a formal policy regarding director diversity. The Nominating and Corporate Governance Committee believes that the directors should encompass a range of experience, viewpoints, qualifications, attributes and skills in order to provide sound and prudent guidance on the Company’s operations. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criteria is necessarily applicable to all prospective nominees.

Included in the director nominee’s or current director’s biography are the particular experiences, qualifications, attributes or skills that led the Board to the conclusion that each director nominee or director should serve as a director of the Company. Each director brings a strong and unique background and set of skills to the Board, giving the Board as a whole competence and experience. We believe all of our directors have integrity and honesty and adhere to high ethical standards. They have each demonstrated business acumen and an ability to exercise sound judgment, as well as commitment of service to the Company and the Board.

The following sets forth the name, age (as of March 1, 2021) and certain other information concerning the director nominees and the persons whose terms as directors will continue after the Annual Meeting.

Nominees for Election

Nicholas A. Giordano (age 78) became a director in December 2000 and his current term as a director will expire at the 2021 Annual Meeting. Mr. Giordano has been a business consultant and investor since 1997. Mr. Giordano was Interim President of LaSalle University from July 1998 to June 1999. From 1981 to 1997, Mr. Giordano was President and Chief Executive Officer of the Philadelphia Stock Exchange. Mr. Giordano serves as Chairman of the Board and a trustee of Wilmington Funds, a mutual fund, and as a director of Independence Blue Cross of Philadelphia, a health insurance company, and The RBB Fund, Inc., a mutual fund. Mr. Giordano also served as a trustee of the Kalmar Pooled Investment Trust, mutual fund, from 2000 to 2017, and as a director of Commerce Bancorp, Inc. in 2007-2008. Messrs. Giordano and Masucci are first cousins.

Mr. Giordano’s financial and investment background provides the Company with perspective and guidance on accounting and financial matters. His service as an independent director of other companies (including public companies) provides valuable insight on corporate governance and business matters. He is one of the Board’s audit committee financial experts.

Raymond O. Huggenberger (age 62) was appointed as a director in May 2019 and his current term as a director will expire at the 2021 Annual Meeting. Mr. Huggenberger currently serves on the boards of publicly-traded medical device companies Inogen Inc. (since 2008) and Tactile Systems Technology Inc. (since 2017), as well as privately held medical device companies Aviation Medical and Sommetrics, Inc. Mr. Huggenberger served as Inogen’s Chief Executive Officer from 2008 to February 2017 and also served as Inogen’s President from 2008 until January 2016. Prior to joining Inogen, Mr. Huggenberger held various management positions with Sunrise Medical Inc., a global manufacturer and distributor of durable medical equipment, including as President and Chief Operating Officer from 2002 to 2004 and as President of European Operations from 2006 to 2007. Mr. Huggenberger graduated from AKAD University in Rendsburg, Germany with a degree in Economics and completed the Advanced Marketing Strategies Program at INSEAD, Fontainebleau, France.

The Board believes that he is qualified to serve as a director of Intricon because of his experience in business, operations and strategy and his extensive executive and director roles in the healthcare industry. Mr. Huggenberger brings to the Company more than two decades of executive experience, primarily in the medical device sector, as well as service on other public and private boards.

Continuing Directors Whose Term Will Expire at the 2022 Annual Meeting of Shareholders

Mark S. Gorder (age 74) became a director in January 1996 and his current term as a director will expire at the 2022 annual meeting of shareholders. Mr. Gorder served as the President and Chief Executive Officer of the Company from April 2001 through September 2020; President and Chief Operating Officer of the Company from December 2000 to April 2001; and Vice President of the Company from 1996 to December 2000. Mr. Gorder also served as “Special Executive Advisor” during the fourth quarter of 2020.

Mr. Gorder’s day to day leadership of the Company, as the former Chief Executive Officer, provided him with intimate knowledge of the Company’s operations and the markets in which the Company operates. Also, as co-founder of the Company’s subsidiary, Intricon, Inc., he provides strategic guidance. Mr. Gorder’s strong technical and marketing background and expertise in strategic planning make him uniquely qualified to serve as a director.

Kathleen P. Pepski (age 66) was appointed as a director in March 2021 and her current term as a director will expire at the 2022 annual meeting of shareholders. Ms. Pepski was Vice President, Chief Financial Officer and Treasurer of Hawkins, Inc., a publicly-held chemical and ingredients distributor and manufacturer, from February 2008 until her retirement in June 2017. Prior to that, she was the Executive Vice President and Chief Financial Officer of PNA Holdings, LLC, a supplier of business equipment parts, from 2003 to 2007, the Vice President of Finance of Hoffman Enclosures, a manufacturer of systems enclosures and a subsidiary of Pentair, Inc., from 2002 to 2003, Senior Vice President and Chief Financial Officer of BMC Industries, Inc., a manufacturer of lenses and aperture masks, from 2000 to 2001, and Vice President and Controller at Valspar Corporation, a paint and coatings manufacturer, from 1994 to 2000. Ms. Pepski has been a director of Lakewood Cemetery Association, a nonprofit cemetery association, since 2018 and was also a director of Delta Dental Benefits Plans of Minnesota from 2010 to 2014 and a director of The Bergquist Company, a privately-held global manufacturing and distribution company, from 2011 to 2014. Ms. Pepski holds a Bachelor of Arts degree from Concordia College.

Ms. Pepski’s accounting and financial background and public company experience will provide the Board with valuable expertise.

Heather D. Rider (age 61) was appointed as a director in March 2020 and her current term as a director will expire at the 2022 annual meeting of shareholders. Ms. Rider currently serves on the board of publicly-traded medical device company Inogen Inc. (since 2014). From 2012 to 2013, Ms. Rider served as Vice President, Global Human Resources of Cymer, Inc., a publicly-traded supplier of light sources for semiconductor manufacturing that was acquired by ASML Holding NV in 2013. From October 2010 to September 2012, Ms. Rider served as Senior Vice President, Global Human Resources of Alphatec Holdings, Inc., a publicly-traded medical device company focused on surgical treatment of spine disorders, and from 2006 to 2010, she served as Vice President, Human Resources of Intuitive Surgical, Inc., a publicly-traded manufacturer of robotic surgical systems. From 2001 to 2005, Ms. Rider served as Senior Vice President of Global Human Resources of Sunrise Medical, Inc., a global manufacturer and distributor of durable medical equipment. From 1998 to 2001, Ms. Rider served as Vice President of Human Resources of Biosense Webster, a member of the Johnson & Johnson family of companies, and a medical device manufacturer.

Ms. Rider provides the Company extensive executive-level experience with healthcare and life science companies, including in the area of human resources.

Continuing Directors Whose Term Will Expire at the 2023 Annual Meeting of Shareholders

Scott Longval (age 44) was appointed as the Company’s President and Chief Executive Officer and a director effective October 1, 2020 and his current term as a director will expire at the 2023 annual meeting of shareholders. Prior to that Mr. Longval served as Executive Vice President (since January 2019) and Chief Operating Officer (since April 2019). Mr. Longval also served as Chief Financial Officer from July 2006 through February 8, 2021 and, prior to that, as the Company’s Corporate Controller from September 2005. Prior to joining the Company, Mr. Longval was Principal Project Analyst at ADC Telecommunications, Inc., a provider of innovative network infrastructure products and services, from March 2005 until September 2005. From May 2002 until March 2005 he was employed by Accellent, Inc., formerly MedSource Technologies, a provider of outsourcing solutions to the medical device industry, most recently as Manager of Financial Planning and Analysis. From September 1998 until April 2002, he was employed by Arthur Andersen, most recently as experienced audit senior. Mr. Longval received a Bachelor of Science degree in Accounting from the University of St. Thomas.

Mr. Longval’s over 15 years of experience as the Chief Financial Officer of the Company provides him with valuable insights into the Company’s accounting, finances, operations and markets. He also has led the Company’s recent mergers and acquisition efforts.

Philip I. Smith (age 53) became a director in April 2016 and his current term as a director will expire at the 2023 annual meeting of shareholders. Mr. Smith has served as a managing director at the investment banking firm, Duff & Phelps beginning in March 2017, where he focuses on the healthcare industry. Prior to that, Mr. Smith was a managing director with the investment banking firm, BMO Capital Markets (formerly Greene Holcomb Fisher). Prior to joining Greene Holcomb Fisher in 2011, Mr. Smith was President and Chief Executive Officer of Angeion Corporation, now MGC Diagnostics, a global medical technology company. Earlier experiences include being CEO of DGIMED Ortho, Executive Vice President of Business Development at Vital Images, and a healthcare investment banker at Piper Jaffray. On December 10, 2020, Mr. Smith was appointed as a director of Nortech Systems Incorporated.

Mr. Smith provides the Company more than 20 years of experience in healthcare, including roles in mergers and acquisitions, finance and executive management.

Retiring Director

Robert N. Masucci (age 83) became a director in February 2002 and will retire effective as of the 2021 Annual Meeting. Mr. Masucci has served as the Chairman of the Board of Montgomery Capital Advisors, Inc., a consulting company, from 1990 to 2018 and Chairman of the Board of Barclay Brand Corporation, a distribution company, since 1996. Prior to 1990, Mr. Masucci was President and Chief Executive Officer of Drexel Industries, Inc., a forklift manufacturer.

As a former chief executive officer of a publicly traded manufacturing company, Mr. Masucci provides IntriCon with guidance on business operations, strategic planning and accounting and financial matters. Mr. Masucci also has mergers and acquisitions experience. He is one of the Board’s audit committee financial experts.

Independence of the Board of Directors

Under our corporate governance guidelines, the Board, with the assistance of legal counsel and the Nominating and Corporate Governance Committee, uses the current standards for “independence” established by the Nasdaq Stock Market, referred to in the remainder of this proxy statement as “Nasdaq,” to determine director independence. The Board of Directors has determined that the following directors, constituting a majority of the members of the Board, are independent as defined in the corporate governance rules of Nasdaq: Ms. Pepski and Ms. Rider and Messrs. Giordano, Huggenberger, Masucci and Smith.

The independence standards of Nasdaq are composed of objective standards and subjective standards. Under the objective standards, a director will not be deemed independent if he directly or indirectly receives payments for services (other than as a director) in excess of certain thresholds or if certain described relationships exist. Under the subjective independence standard, a director will not be deemed independent if he has a material relationship with the Company that, in the view of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under the Nasdaq rules, an independent director must satisfy both the objective and the subjective standards.

Board Leadership Structure and Risk Oversight

We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company, while the Chairman of the Board provides guidance and approves the agenda for Board meetings and presides over meetings of the full Board. The Board believes that this structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures that work for the Board. The Chairman of the Board also acts as a key liaison between the Board and management.

The Board of Directors as a whole is responsible for consideration and oversight of risks facing the Company, and is responsible for ensuring that material risks are identified and managed appropriately. Certain risks are overseen by committees of the Board of Directors and these committees make reports to the full Board of Directors, including reports on noteworthy risk-management issues. Financial risks are overseen by the Audit Committee which meets with management to review the Company’s major financial risk exposure and the steps management has taken to monitor and control such exposures. Compensation risks are overseen by the Compensation Committee. Members of the Company’s senior management team periodically report to the full Board about their areas of responsibility and a component of these reports is risk within the area of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risks is conducted as needed or as requested by the Board or committee.

Communication with the Board

Shareholders may communicate with the Board of Directors, including any individual director, by sending a letter to the Board of Directors, c/o Corporate Secretary, Intricon Corporation, 1260 Red Fox Road, Arden Hills, Minnesota 55112. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit your correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

Meetings of the Board and Committees

The Company’s Board of Directors held twelve meetings in 2020. During 2020, all directors of the Company attended at least 75% of the total number of meetings of the Board of Directors of the Company and all committees of which they were members.

Attendance at Annual Meeting of Shareholders

The Board of Directors has adopted a policy that all of the directors should attend the annual meeting of shareholders, absent exceptional cause. All of the then incumbent directors attended the 2020 virtual annual meeting of shareholders.

Code of Ethics

The Company has adopted a code of ethics that applies to its directors, officers and employees, including its chief executive officer, chief financial officer, controller and persons performing similar functions. A copy of the code of ethics is available on the Company’s website: www.intricon.com. The Company intends to satisfy the disclosure requirement under Item 5.05 of Securities and Exchange Commission Form 8-K regarding any future amendments to a provision of its code of ethics by posting such information on the Company’s website: www.intricon.com.

Director Compensation for 2020

In 2020, each non-employee director received a base annual retainer of $50,000. For their services in such capacities, the Chairman of the Board received an additional annual retainer of $25,000, the Chairman of the Audit Committee received an additional annual retainer of $10,000 and the Chairman of each of the Compensation Committee and the Nominating and Corporate Governance Committee received an additional annual retainer of $5,000. All retainers are paid in quarterly installments. Each non-employee director also received $1,500 for each Board and committee meeting attended in person and $500 for each telephonic Board and committee meeting attended; however, no fee was payable for telephonic board and committee meetings that lasted less than 30 minutes.

On April 7, 2020, in response to the COVID-19 pandemic, the Company announced that it had taken steps to strengthen its balance sheet and reduce its cost structure, including the deferral of non-strategic investments as well as furloughs and salary reductions for directors and management. Effective April 6, 2020, the meeting fees for each non-employee director serving on the board of directors was reduced to 50 percent of the previously approved amounts. The meeting fee reductions were stopped effective as of the beginning of the third quarter of 2020. For each non-employee director, the meeting fee reduction was restored by the grant of 256 RSUs on March 12, 2021.

Directors are eligible to receive awards under the Amended and Restated 2015 Equity Incentive Plan. In 2020, non-employee directors who were re-elected or continued as a non-employee director at the 2020 annual meeting of shareholders received an automatic grant of restricted stock units, referred to as “RSUs,” as follows: the Chairman of the Board was granted a number of RSUs equal to $72,000 divided by the closing price of the common stock on the date of the annual meeting and each other non-employee director was granted a number of RSUs equal to $60,000 divided by the closing price of the common stock on the date of the annual meeting. Accordingly, following the 2020 annual meeting, Mr. Smith, in his capacity as Chairman of the Board, was granted 5,985 RSUs, while each of Ms. Rider and Messrs. Giordano, Masucci and Huggenberger was granted 4,987 RSUs based on the last sale price of the common stock on the date of the 2020 annual meeting of $12.03 per share. The RSUs vest in three equal annual installments beginning one year after the date of grant, except that they will vest immediately upon a “change in control” or the death, disability or retirement of the recipient, as provided in the Amended and Restated 2015 Equity Incentive Plan.

The following table sets forth information concerning the compensation earned during the year ended December 31, 2020 by each of our directors that was not also an employee.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	All Other Compensation ($)	Total ($)
Nicholas A. Giordano	85,500	67,000	—	152,500
Raymond O. Huggenberger	80,500	67,000	—	147,500
Robert N. Masucci	76,750	67,000	—	143,750
Heather D. Rider	60,750	73,451	—	134,201
Philip I. Smith	100,500	79,000	—	179,500

(1)	The amounts included in the “Stock Awards” column represent the aggregate grant date fair value of RSU awards granted in or for 2020, computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“FASB Codification Topic 718”). Includes the RSUs granted in 2021 in restoration of reduced meeting fees in 2020. We calculated the estimated fair value of RSU awards using the closing price per share of our common stock on the grant date. For a discussion of valuation assumptions, see Note 18 to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2020. As of December 31, 2020, the number of unvested RSU awards held by our non-employee directors was: Mr. Giordano - 7,577; Mr. Huggenberger - 6,726; Mr. Masucci - 7,577; Ms. Rider 5,563 and Mr. Smith - 8,923.

(2)	We did not grant any stock option awards to our non-employee directors in 2020. As of December 31, 2020, the number of stock option awards held by our non-employee directors was: Mr. Giordano – 20,000; Mr. Huggenberger – 0; Mr. Masucci – 10,000; Ms. Rider – 0; and Mr. Smith – 10,000.

Director Compensation for 2021

The Compensation Committee periodically reviews the compensation of non-employee directors and makes recommendations to the Board for adjustments. As part of this review, the Compensation Committee may solicit the input of outside compensation consultants. During 2020, based on advice from Pearl Meyer & Partners, LLC, referred to as “Pearl Meyer,” an independent compensation consultant, the Compensation Committee recommended, and the Board approved, certain changes to our non-employee director compensation program.

Effective April 1, 2021, non-employee directors will receive an annual retainer, paid in quarterly installments, for service as directors on the Board and on each Committee of which they are members. Per meeting fees will be eliminated.

On the date of each annual shareholder meeting, beginning with the 2021 Annual Meeting, each non-employee director who is re-elected or continues as a non-employee director will receive an RSU award based on the closing price of the Company’s common stock on the date of the meeting. The grant will vest one year after the grant of date, except that they will vest immediately upon a “change in control” or the death, disability or retirement of the recipient, as provided in the Amended and Restated 2015 Equity Incentive Plan.

The amount of the 2021 retainers and equity grants is as set forth below:

Item	Director	Chairman
Annual Cash Retainer	$40,000	$65,000
Annual Equity Award	$75,000	$100,000

Committee Retainers	Member	Chairperson
Audit	$10,000	$20,000
Compensation	$7,500	$15,000
Nominating and Corporate Governance	$5,000	$10,000

Stock Ownership Guidelines

Consistent with our executive compensation philosophy and the principle of aligning executive and shareholder interests, in October 2020, the Compensation Committee recommended, and the Board approved, stock ownership guidelines, requiring our executive officers and non-employee directors to maintain minimum ownership levels of our common stock. Under these guidelines, our Chief Executive Officer is expected to own shares of common stock that have a value at least equal to four times his or her annual base salary, and each of our other executive officers that is subject to Section 16 of the Securities Exchange Act of 1934 is expected to own shares of common stock that have a value at least equal to two times his or her annual base salary. Each of our non-employee directors is expected to own shares of common stock that have a value at least equal to three times the amount of the annual cash retainer that the Company pays such director for regular service on the Board (not including any additional retainers paid for services as chair of the Board or a Board committee).

Shares that are counted for purposes of satisfying ownership requirements include:

●	shares owned directly by the individual or his or her immediate family members residing in the same household;

●	shares held in a trust for the benefit of the individual or his or her immediate family members residing in the same household;

●	shares owned through savings plans, such as the Company’s 401(k) plan, or acquired through a Company sponsored employee stock purchase plan;

●	shares underlying unvested time-based restricted stock and restricted stock units held by the individual;

●	shares underlying vested in-the-money stock options held by the individual in an amount equal to the number of shares issuable upon a net exercise as provided in the Company’s equity incentive plans; and

●	shares, restricted stock and restricted stock units held by the individual in any Company sponsored deferred compensation plan.

For purposes of the ownership guidelines, shares underlying unvested performance-based restricted stock units and unvested performance-based stock options will not be considered in determining an individual’s stock ownership until, and only to the extent that, the performance criteria has been satisfied and in the case of stock options, such options have vested. All of our executive officers and non-employee directors must comply with these ownership requirements within five years following their dates of hire or promotion (in the case of executive officers), or election or appointment to the Board (in the case of directors), or, if later, January 1, 2026.

The foregoing stock ownership requirements are measured annually in January. For purposes of the measurement, the individual’s stock ownership is valued based on the current base salary or annual retainer and the value of the stock using the average closing price of the Company’s stock for the prior calendar year. Calculations shall be presented to the Committee for its review at its first regularly scheduled quarterly meeting for the year, or at such other time as the Committee chairperson requests.

Once an individual covered by these Ownership Guidelines has achieved compliance in any year, if he or she fails to meet these Ownership Guidelines in any subsequent year solely because of a decline in the price of the Company’s common stock, he or she shall not be found to be noncompliant; provided such person shall not be permitted to dispose of any shares of common stock (except for shares withheld to pay withholding taxes or the exercise price of stock options) until the required level of ownership is reached (whether through the acquisition of additional shares and/or an increase in the stock price (determined based on the average closing price of the Company’s stock for the 12 calendar month period prior to any such determination)), other than in hardship situations as approved by the Committee.

As of the date of this proxy statement, all of our executive officers and non-employee directors are in compliance or have additional time in which to comply with these guidelines.

Anti-Hedging Policy

The Company’s Insider Trading Policy prohibits our directors, executive officers and employees from engaging in the following transactions in our common stock, unless advance approval is obtained from the Chief Financial Officer:

●	Hedging. Directors, executive officers and employees may not enter into hedging or monetization transactions or similar arrangements with respect to our common stock;

●	Trading on margin or pledging. Directors, executive officers and employees may not hold our common stock in a margin account or pledge our common stock as collateral for a loan;

●	Options trading. Directors, executive officers and employees may not buy or sell puts or calls or other derivative securities on our common stock;

●	Short sales. Directors, executive officers and employees may not sell our common stock short; and

●	Short-term trading. Directors and executive officers who purchase our common stock may not sell any common stock for at least six months after the purchase, except for certain exempt purchases such as option exercises. This restriction does not apply to employees who are not executive officers.

These restrictions apply to the spouse of a director, executive officer or employee, other persons living in such person’s household and minor children and entities over which such person exercises control.

Currently, each of our directors and executive officers is in compliance with this policy.

Committees of the Board

The Board of Directors of the Company has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee. The Board of Directors of the Company has appointed a standing Audit Committee, currently consisting of Messrs. Giordano (Chairman), Masucci, Huggenberger and Smith and Ms. Pepski and Ms. Rider. The Board of Directors has determined that each member of the Audit Committee is independent, as defined in applicable Nasdaq corporate governance rules and Securities and Exchange Commission regulations. In addition, the Board of Directors has determined that Messrs. Giordano and Masucci qualify as an audit committee financial experts, as defined in applicable Securities and Exchange Commission rules. The Audit Committee held six meetings in 2020.

The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on our website at www.intricon.com. The principal duties of the Audit Committee are to monitor the integrity of the financial statements of the Company, the compliance by the Company with legal and regulatory requirements and the independence and performance of the Company’s independent auditors. The Audit Committee also approves all related party transactions and establishes procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by the Company’s employees of concerns regarding questionable accounting or auditing matters. In addition, the Committee selects the firm to be engaged as the Company’s independent public accountants and approves the engagement of the independent public accountants for all non-audit activities permitted under the Sarbanes-Oxley Act of 2002. The report of the Audit Committee appears on page 54.

Compensation Committee. The Board of Directors of the Company has appointed a standing Compensation Committee, currently consisting of Ms. Rider (Chairperson), Ms. Pepski and Messrs. Masucci, Giordano, Huggenberger and Smith. The Board of Directors has determined that each member of the Compensation Committee is independent, as defined in applicable Nasdaq corporate governance rules. The Compensation Committee reviews and makes recommendations to the Board of Directors concerning officer and non-employee director compensation and officer and employee bonus programs and administers the Company’s equity plans. The Compensation Committee met seven times in 2020.

The Compensation Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on our website at www.intricon.com. The principal duties of the Compensation Committee are to: (i) assist the Board in providing oversight of the Company’s compensation policies, plans and benefits programs and overall compensation philosophy; (ii) assist the Board in discharging the Board’s responsibilities relating to oversight and approval of the compensation of the Company’s chief executive officer and its executive officers and reviewing, approving and evaluating the executive officer compensation plans, policies and programs of the Company; (iii) administer the Company’s equity compensation plans, including the granting of equity awards pursuant to such plans or outside of such plans; and (iv) prepare the report of the Committee if required by the rules and regulations of the Securities and Exchange Commission.

A discussion of the Compensation Committee’s processes and procedures for the consideration and determination of executive compensation is included in “Executive Compensation — Processes and Procedures for the Determination of Executive Officer and Director Compensation.”

Nominating and Corporate Governance Committee. The Board of Directors of the Company has appointed a standing Nominating and Corporate Governance Committee, currently consisting of Messrs. Huggenberger (Chairman), Giordano, Masucci and Smith and Ms. Pepski and Ms. Rider. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent, as defined in applicable Nasdaq corporate governance rules. The Nominating and Corporate Governance Committee met seven times in 2020.

The Nominating and Corporate Governance Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on our website at www.intricon.com. The principal duties of the Nominating and Corporate Governance Committee are to identify individuals qualified to become members of the Board consistent with the criteria approved by the Committee, consider nominees made by shareholders in accordance with the Company’s bylaws, select, or recommend to the Board, the director nominees for each annual shareholders meeting, recommend to the Board the directors to be appointed to each Committee of the Board, recommend to the Board whether to increase or decrease the size of the Board, develop and recommend to the Board corporate governance principles and oversee the evaluations of the Board and senior management (in conjunction with the Compensation Committee).

Director Nomination Process

Consideration of Director Candidates Recommended by Shareholders. The Nominating and Corporate Governance Committee will consider properly submitted shareholder recommendations for director candidates. A shareholder who wishes to recommend a prospective director nominee should send a signed and dated letter to the Chairman of the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Intricon Corporation, 1260 Red Fox Road, Arden Hills, Minnesota 55112 with the following information:

●	the name and address of the shareholder making the recommendation and of each recommended nominee;

●	a representation that the shareholder is a holder of record, and/or a beneficial owner, of voting stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to vote for the person(s) recommended if nominated;

●	a description of all arrangements and understandings between the shareholder and each recommended nominee and any other person(s), naming such person(s), pursuant to which the recommendation was submitted by the shareholder;

●	such other information regarding each recommended nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Nominating and Corporate Governance Committee, including the principal occupation of each recommended nominee; and

●	the consent of each recommended nominee to serve as a director if so nominated and elected.

The deadline for submitting the letter recommending a prospective director nominee for the 2022 annual meeting of shareholders is November 22, 2021. All late or non-conforming recommendations will be rejected.

In addition, under the Company’s bylaws, shareholders are permitted to nominate directors to be elected at a meeting of shareholders by providing notice and the other required information specified in the bylaws. Although shareholders may nominate directors, such nominees will not appear in the Company’s proxy statement or in the proxy solicited by the Board of Directors. The deadline for nominating a director for election at the 2022 annual meeting of shareholders and providing the required information is November 22, 2021. The Company’s amended and restated bylaws are available, at no cost, at the Securities and Exchange Commission’s website, www.sec.gov, as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed March 22, 2021 or upon the shareholder’s written request directed to the Corporate Secretary at the address given above.

Director Qualifications. The Nominating and Corporate Governance Committee has the sole authority to select, or to recommend to the Board of Directors, the Board of Director nominees to be considered for election as a director. The Nominating and Corporate Governance Committee does not have any specific minimum qualifications that must be met by a nominee other than nominees for director must be at least 21 years old. Nominees for director will be selected on the basis of outstanding achievement in their careers; broad experience; education; independence under applicable Nasdaq and Securities and Exchange Commission rules; financial expertise; integrity; financial integrity; ability to make independent, analytical inquiries; understanding of the business environment; and willingness to devote adequate time to Board and committee duties. The proposed nominee should have sufficient time to devote their energy and attention to the diligent performance of the director’s duties, including attendance at Board and committee meetings and review of the Company’s financial statements and reports, Securities and Exchange Commission filings and other materials. Finally, the proposed nominee should be free of conflicts of interest that could prevent such nominee from acting in the best interest of shareholders.

Additional special criteria apply to directors being considered to serve on a particular committee of the Board. For example, members of the Audit Committee must meet additional standards of independence and have the ability to read and understand the Company’s financial statements.

Identifying and Evaluating Nominees for Director. The Nominating and Corporate Governance Committee assesses the appropriate size of the Board in accordance with the limits fixed by the Company’s charter and bylaws, whether any vacancies on the Board are expected and what incumbent directors will stand for re-election at the next meeting of shareholders. If vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers candidates for director suggested by members of the Nominating and Corporate Governance Committee and other Board members as well as management, shareholders and other parties. The Nominating and Corporate Governance Committee also has the sole authority to retain a search firm to identify and evaluate director candidates. Except for incumbent directors standing for re-election as described below, there are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director, based on whether the nominee is recommended by a shareholder or any other party.

In the case of an incumbent director whose term of office expires, the Nominating and Corporate Governance Committee reviews such director’s service to the Company during the past term, including, but not limited to, the number of Board and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a director outlined above, including the director’s independence, as well as any special qualifications required for membership on any committees on which such director serves. When a member of the Nominating and Corporate Governance Committee is an incumbent director eligible to stand for re-election, such director will not participate in that portion of the Nominating and Corporate Governance Committee meeting at which such director’s potential nomination for election as a director is discussed by the Nominating and Corporate Governance Committee.

In the case of a new director candidate, the Nominating and Corporate Governance Committee will evaluate whether the nominee is independent, as independence is defined under applicable Nasdaq corporate governance rules, and whether the nominee meets the qualifications for director outlined above as well as any special qualifications applicable to membership on any committee on which the nominee may be appointed to serve if elected. In connection with such evaluation, the Nominating and Corporate

Governance Committee determines whether the committee should interview the nominee, and if warranted, one or more members of the Nominating and Corporate Governance Committee interviews the nominee in person or by telephone.

Upon completing the evaluation, and the interview in case of a new candidate, the Nominating and Corporate Governance Committee makes a decision as to whether to nominate the director candidate for election at the shareholders meeting.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

The following table sets forth certain information as of March 1, 2021, concerning beneficial ownership of the shares of common stock by (i) persons or groups of persons shown by Securities and Exchange Commission records to own beneficially more than 5% of the shares of common stock, (ii) directors and nominees for director, (iii) the executive officers named in the Summary Compensation Table, referred to as the named executive officers and (iv) all directors, nominees and executive officers as a group:

Name	Number of Shares Beneficially Owned(1) (2)	Percent of Class

BlackRock, Inc. (3) 55 East 52nd Street New York, NY 10055	653,178	7.3%

Gabelli Funds, LLC (4) GAMCO Asset Management Inc. Teton Advisors, Inc. Gabelli Foundation, Inc, GGCP, Inc. GAMCO Investors, Inc. Associated Capital Group, Inc. Mario J. Gabelli One Corporate Center Rye, NY 10580-1435	851,259	9.5%

Palisade Capital Management, L.L.C. (5) One Bridge Plaza, Suite 695 Fort Lee, NJ 07024	471,169	5.2%

Royce & Associates, LP (6) 745 Fifth Avenue New York, NY 10151	848,568	9.4%

The Vanguard Group (7) 100 Vanguard Blvd. Malvern, PA 19355	495,137	5.5%

Mark S. Gorder (8) Director	479,908	5.2%

Philip I. Smith Chairman of the Board of Directors	15,591	*

Scott Longval Director, President and Chief Executive Officer	105,028	1.2%

Nicholas A. Giordano Director	113,367	1.3%

Raymond O. Huggenberger Director	2,532	*

Robert N. Masucci Director	95,379	1.1%

Kathleen P. Pepski Director	0	*

Heather D. Rider Director	1,854	*

Name	Number of Shares Beneficially Owned(1) (2)	Percent of Class

Michael P. Geraci Senior Vice President, Sales and Marketing	83,838	*

Dennis L. Gonsior Senior Vice President, Global Operations	119,637	1.3%

Ellen Scipta Chief Financial Officer	0	*

All Directors and Executive Officers as a Group (11 persons)	1,017,134	10.8%

*Less than 1%.

(1)	Unless otherwise indicated, each person has sole voting and investment power with respect to all such shares. The securities “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the Securities and Exchange Commission. The information does not necessarily indicate beneficial ownership for any other purpose. The same shares of common stock may be beneficially owned by more than one person. Beneficial ownership, as set forth in the regulations of the Securities and Exchange Commission, includes securities as to which the person has or shares voting or investment power. Shares of common stock issuable upon (i) the exercise of stock options that are or will be exercisable within 60 days of March 1, 2021 or (ii) the vesting of RSUs within 60 days of March 1, 2021 are deemed outstanding for computing the share ownership and percentage ownership of the person holding such securities, but are not deemed outstanding for computing the percentage of any other person; however, in the case of Messrs. Gorder, Giordano and Masucci, all shares of common stock issuable upon the vesting of unvested RSUs held by them are included because they qualify for accelerated vesting under the provisions related to “retirement” under our Amended and Restated 2015 Equity Incentive Plan. Beneficial ownership may be disclaimed as to certain of the securities.

(2)	In the case of the Company’s directors, nominees and executive officers, includes the following shares which such person has the right to acquire within 60 days of March 1, 2021 through the exercise of stock options or the vesting of RSUs:

Name	Number of Shares Subject to Options	Number of Shares Subject to RSUs
Mark S. Gorder	163,250	41,680
Philip I. Smith	10,000	2,846
Scott Longval	63,000	0
Nicholas A. Giordano	20,000	7,577
Raymond O. Huggenberger	0	1,662
Robert N. Masucci	10,000	7,577
Kathleen P. Pepski	0	0
Heather D. Rider	0	1,854
Michael P. Geraci	64,000	0
Dennis L. Gonsior	63,000	0
Ellen Scipta	0	0
All Directors and Executive Officers as a Group	393,250	63,196

(3)	Based upon a Schedule 13G/A filed with the Securities and Exchange Commission on January 29, 2021.

(4)	Based upon a Schedule 13D/A filed with the Securities and Exchange Commission on August 24, 2020.

(5)	Based upon a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2021.

(6)	Based upon a Schedule 13G/A filed with the Securities and Exchange Commission on January 27, 2021.

(7)	Based upon a Schedule 13G filed with the Securities and Exchange Commission on February 10, 2021.

(8)	Includes 5,000 shares of common stock owned by his spouse, as to all of which shares Mr. Gorder disclaims beneficial ownership. Mr. Gorder's business address is c/o Intricon Corporation, 1260 Red Fox Road, Arden Hills, MN 55112.

EXECUTIVE COMPENSATION

Background

The Compensation Committee of our Board of Directors administers our compensation program for executive officers. The objectives of our compensation program are to attract and retain talented and dedicated executive officers and to align a significant portion of their compensation with our business objectives and performance and the interests of our shareholders.

Compensation Philosophy

The Company is committed to creating a competitive, pay-for-performance compensation program that supports the Company’s mission and values and facilitates successful execution of our business goals. We believe our compensation program should support and reinforce our goals for growth, operational and financial discipline and alignment between the interests of our employees and those of our shareholders.

The Company’s compensation program is designed to enable us to attract and retain highly-talented team members. We believe in performance-based compensation that motivates, recognizes and rewards individual and group performance.

We are committed to building a competitive total compensation program:

●	Total annual cash compensation (base or base and bonus potential) will be targeted at the 50th percentile of other public companies of our size.

●	Annual cash bonus compensation will be based on meeting or exceeding annual business goals and individual objectives.

●	Annual equity compensation will be structured to motivate and reward employees for attainment of long-term strategic goals of the Company and building shareholder value. Accordingly, annual grants will be slightly above market median (between the 50th to 60th percentile of other public companies of our size).

●	A substantial portion of annual total direct compensation will be “at-risk” and will vary based on Company performance and an individual’s contributions to that performance.

Elements of Executive Compensation

Our compensation program for executive officers consists of the following elements:

Base Salary. Base salary is designed to reward the performance of our executive officers in their daily fulfillment of their responsibilities to the Company. The Compensation Committee determines the base salary of each of our executive officers by evaluating their scope of responsibilities and experience, years of service with us, our performance and the performance of each of the executive officers during the past year, the executive’s future potential and competitive salary practices. Although our philosophy is to target base salary at the 50th percentile of other public companies of our size, as noted below, based on an analysis conducted by Pearl Meyer, the base salary of our executives was below the 50th percentile compared to other public companies of our size. With the advice of Pearl Meyer, we have developed plans to address the competitiveness of this pay gap and to support the Company’s compensation philosophy.

Annual Cash Incentive Compensation.

The Compensation Committee’s philosophy is that a significant portion of the total potential compensation of our executive officers should depend upon the degree of our financial and strategic success in a particular year.

In March 2012, the Compensation Committee adopted the Annual Incentive Plan for Executives and Key Employees. The amounts payable and the targets for the Annual Incentive Plan are adopted each year by the Compensation Committee For more information, see “Annual Incentive Plan.”

Long-Term Incentive Compensation in the Form of Stock Awards. In 2015, our Board of Directors and shareholders approved the Amended and Restated 2015 Equity Incentive Plan, which replaced the 2006 Equity Incentive Plan. The Amended and Restated 2015 Equity Incentive Plan is designed to:

●	promote the long-term retention of our employees, directors and other persons who are in a position to make significant contributions to our success;

●	further reward these employees, directors and other persons for their contributions to our growth and expansion;

●	provide additional incentive to these employees, directors and other persons to continue to make similar contributions in the future; and

●	further align the interests of these employees, directors and other persons with those of our shareholders.

To achieve these purposes, the Amended and Restated 2015 Equity Incentive Plan permits the Compensation Committee to make awards of stock options, stock appreciation rights, restricted stock or unrestricted stock, deferred stock, restricted stock units or performance awards for our shares of common stock. For more information concerning the Amended and Restated 2015 Equity Incentive Plan, see “Equity Plans - Amended and Restated 2015 Equity Incentive Plan” and “Proposal 3 - Approval of the Amendment to the Amended and Restated 2015 Equity Incentive Plan” below.

Stock awards are granted based on various factors, including the executive’s ability to contribute to our long-term growth and profitability.

Historically, the Company made equity awards, either options or RSUs, that vested in annual installments over a period of three years and were conditioned on the participant remaining in the employ of the Company over the vesting period. In February 2021, in addition to time vested RSUs, the Compensation Committee also awarded RSUs based on the Company’s achievement of certain financial goals, referred to as “Performance RSUs” or “PRSUs.” The Compensation Committee intends that the percentage of equity awards that are performance based versus retention based will be increased over the next several years from a mix of 25% performance based (at target level) and 75% retention based in 2021 to a mix of 60% performance based (at target level) and 40% retention based in 2024.

Employee Stock Purchase Plan. All of our fulltime employees, including our executive officers, are entitled to participate in our Employee Stock Purchase Plan. Under this Plan, employees may purchase our shares of common stock at a discount of up to 10% through payroll deductions.

Non-Employee Director and Executive Officer Stock Purchase Program. Under the Non-Employee Director and Executive Officer Stock Purchase Program, directors and executive officers may purchase shares of common stock directly from the Company at the last reported sale price on the date that the election to purchase is made. During 2020, no shares of common stock were purchased under this program.

Other Benefits. All of our fulltime employees, including our executive officers, are entitled to participate in our health insurance, life insurance and 401(k) plans. We also maintain a disability insurance policy on behalf of certain of the members of our senior management, including our executive officers, that is in addition to the disability benefits that we maintain for our salaried employees.

Processes and Procedures for the Determination of Executive Officer and Director Compensation

Scope of Authority of the Compensation Committee. The scope of the Compensation Committee’s authority and responsibilities is set forth in its charter, a copy of which is available on our website at www.intricon.com. The Compensation Committee’s authority includes the authority to determine the following with respect to our executive officers: (1) annual base salary, (2) incentive bonus, including the specific goals and amount, (3) equity compensation, (4) any employment agreement, severance arrangement and change in control agreement/provision, (5) any signing bonus or payment of relocation costs and (6) any other benefits, compensation or arrangements.

Delegation of Authority. As provided under the Compensation Committee’s charter, the Compensation Committee may delegate its authority to special subcommittees of the Compensation Committee as the Compensation Committee deems appropriate, consistent with applicable law and Nasdaq listing standards. Additionally, the Amended and Restated 2015 Equity Incentive Plan permits the Compensation Committee, subject to criteria, limitations and instructions as the Compensation Committee determines, to delegate to an appropriate officer of the Company the authority to determine the individual participants under that Plan and amount and nature of the award to be issued to such participants; provided, that no awards may be made pursuant to such delegation to a participant who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended. To date, the Compensation Committee has not delegated its responsibilities other than, from time to time, delegating to the Chief Executive Officer and Chief Financial Officer the authority to grant a limited number of stock awards under the Amended and Restated 2015 Equity Incentive Plan to non-executive employees.

Role of Management in Determining or Recommending Executive Compensation. Traditionally, the Compensation Committee reviews our executive compensation program in December through February of each year, although decisions in connection with new hires and promotions are made on an as-needed basis. Mr. Longval, our President and Chief Executive Officer, makes recommendations concerning the amount of compensation to be awarded to our executive officers, including himself, but does not participate in the Compensation Committee’s deliberations or decisions. The Compensation Committee reviews the recommendations together with a “tally sheet” showing all items of executive compensation. After a presentation by Mr. Longval, the Committee meets in executive session to discuss and consider the recommendations and makes a final determination.

Role of Compensation Consultants in Determining or Recommending Executive Compensation.  Under its charter, the Compensation Committee has authority to retain, at the Company’s expense, such counsel, consultants, experts and other professionals as it deems necessary. In 2020, the Company engaged Pearl Meyer as compensation consultant to conduct an assessment of competitiveness of pay for executives as compared to a defined peer group and compensation survey data. Generally, the analysis showed that the compensation of executives was below the 50th percentile compared to other public companies of our size. With the advice of Pearl Meyer, we have developed plans to address the competitiveness of this pay gap and to support the Company’s compensation philosophy.

The Compensation Committee assessed the independence of Pearl Meyer pursuant to Securities and Exchange Commission rules, noting that Pearl Meyer does not provide any services to the Company, other than advice for the Compensation Committee regarding executive and director compensation. The Committee also noted that Pearl Meyer acted as the compensation consultant for the compensation committee of another public company, of which Mr. Huggenberger and Ms. Rider were committee members. The Compensation Committee concluded that no conflict of interest exists.

Director Compensation. The Compensation Committee determines the compensation payable to directors and members of committees of the Board, including the Chairman of the Board and the Chairman of each committee, other than directors who are our salaried employees.

Say-on-Pay Vote

At the 2020 annual meeting, we held a shareholder advisory vote on the compensation of our named executive officers, commonly referred to as a say-on-pay vote. Our shareholders approved the compensation of our named executive officers at the 2020 annual meeting, with an overwhelming majority of the votes cast voting in favor of our say-on-pay resolution. As we evaluated our compensation practices for 2021 we were aware of the strong support our shareholders expressed for our compensation philosophy. As a result, following our annual review of our executive compensation philosophy, the Compensation Committee decided to retain our general approach to executive compensation. We believe our executive compensation program for 2021 advances our goals of attracting and retaining talented and dedicated executive officers and aligning a significant portion of their compensation with our business objectives and performance and the interests of our shareholders.

Clawback Policy

In fiscal 2019, the Compensation Committee recommended, and the Board of Directors approved, a clawback policy. This policy applies to the Company’s current and former executive officers, as determined by the Board in accordance securities laws and the listing standards of the national securities exchange on which the Company’s securities are listed, and such other senior executives and employees who may from time to time be deemed subject to this policy by the Board, referred to as the “Covered Executives.”

In the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, the Board will require reimbursement or forfeiture of any excess incentive compensation received by any Covered Executive during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement. The Policy does not apply to restatements that the Board determines are required or permitted under generally accepted accounting principles in connection with the adoption or implementation of a new accounting standard or caused by the Company’s decision to change its accounting practices as permitted by applicable law.

For purposes of the clawback policy, incentive compensation means any of the following; provided that, such compensation is granted, earned, or vested based wholly or in part on the attainment of a financial reporting measure:

●	annual bonuses and other short- and long-term cash incentives;

●	stock options;

●	stock appreciation rights;

●	restricted stock;

●	restricted stock units;

●	performance shares; and

●	performance units.

The policy provides that stock options, restricted stock units and other equity awards that vest solely on the passage of time are not subject to the provisions of this policy.

Financial reporting measures include: Company stock price, total shareholder return, revenues, net income, earnings before interest, taxes, depreciation and amortization, funds from operations, liquidity measures such as working capital or operating cash flow, return measures such as return on invested capital or return on assets and earnings measures such as earnings per share.

The amount to be recovered will be the excess of the incentive compensation paid to the Covered Executive based on the erroneous data over the incentive compensation that would have been paid to the Covered Executive had it been based on the restated results, as determined by the Board. If the Board cannot determine the amount of excess incentive compensation received by the Covered Executive directly from the information in the accounting restatement, then it will make its determination based on a reasonable estimate of the effect of the accounting restatement.

The Board will determine, in its sole discretion, the method for recouping incentive compensation which may include, without limitation:

●	requiring reimbursement of cash incentive compensation previously paid;

●	seeking recovery of any gain realized on the vesting, exercise, settlement, sale, transfer, or other disposition of any equity-based awards;

●	offsetting the recouped amount from any compensation otherwise owed by the Company to the Covered Executive;

●	cancelling outstanding vested or unvested equity awards; and/or

●	taking any other remedial and recovery action permitted by law, as determined by the Board.

Determination of Executive Compensation for 2021

Base Salary. Typically, the Compensation Committee reviews and adjusts base salaries on an annual basis.

In December 2020, the Compensation Committee approved the base salaries for the executives below, except for Ms. Scipta who was hired effective as of February 8, 2021. Generally, the base salary levels reflect an increase from 0% to 3% over the prior base salaries. Mr. Longval’s base salary had been established as part of his promotion in October 2020 and was not immediately increased; however, the Committee determined to raise Mr. Longval’s salary effective June 1, 2021 in an effort to move his base salary closer to the 50th percentile of other public companies of our size.

The following table shows the base salaries of our current executive officers for 2021:

Name and Principal Position	2021 Annual Base Salary
Scott Longval	$400,000(1)
President and Chief Executive Officer

Ellen Scipta	$320,000
Chief Financial Officer

Michael P. Geraci	$273,000
Senior Vice President, Sales and Marketing

Dennis L. Gonsior	$263,000
Senior Vice President, Global Operations

(1) To be increased to $460,000 effective June 1, 2021, conditioned on good performance.

Salary Restoration Plan. On April 7, 2020, in response to the COVID-19 pandemic, the Company announced that it had taken steps to strengthen its balance sheet and reduce its cost structure, including the deferral of non-strategic investments as well as furloughs and salary reductions for directors and management. The Company’s then Chief Executive Officer, Mark Gorder, did not take his base salary, other than payments necessary to retain his benefits. The Company’s then Chief Operating Officer, Scott Longval took a 30 percent reduction in base salary and Messrs. Geraci and Gonsior took a 20 percent reduction in base salary. These reductions for the named executive officers were effective as of April 6, 2020. The salary reductions were stopped effective as of the beginning of the third quarter of 2020.

In December 2020, the Compensation Committee approved a salary restoration plan under which forgone salary would be restored provided that a second-half 2020 revenue target and EBITDA target were met. For the named executive officers and other members of management, the salary reductions would be restored by the grant of RSUs; for other employees, the salary reductions would be restored in cash. On March 12, 2021, the Committee determined that both targets had been met and awarded the RSUs.

The following table shows the salary reductions and the number of RSUs granted to our named executive officers under the salary restoration plan. These amounts are reflected in the “Stock Awards” column in the Summary Compensation Table on page 29.

	2020 Salary Reduction	2021 RSU Grant
Mark S. Gorder	$102,324	3,749
Scott Longval	20,766	760
Michael P. Geraci	12,588	461
Dennis L. Gonsior	11,784	431

The RSUs will vest in equal installments over a period of three years from the date of grant.

Annual Cash Incentive Compensation. In March 2012, the Compensation Committee adopted the Annual Incentive Plan for Executives and Key Employees, referred to as the Annual Incentive Plan. The amounts payable and the targets for the Annual Incentive Plan are adopted each year by the Compensation Committee, however, no plan was adopted in 2020 because of the outbreak of the COVID-19 (coronavirus) in the first quarter of 2020.

In February 2021, the Compensation Committee approved the Annual Incentive Plan for 2021. For 2021, the Plan consists of three components:

●	the first component is based on the Company’s earnings before interest, taxes, depreciation and amortization as adjusted to add back stock based compensation, other income/expense and unknown legal and or future acquisition fees, referred to as “Adjusted EBITDA;” and, at the target level, accounts for 40% of the potential bonus for executive officers and 50% for other participants;

●	the second component is based on the Company’s net revenues and, at the target level, accounts for 40% of the potential bonus for executive officers and 50% for other participants; and

●	the third company is strategic, based on the achievement of two specific strategic objectives in 2021, applies only to executive officers and accounts for 20% of the potential bonus for executive officers.

The Adjusted EBITDA component and the revenue component have a threshold level (below which no bonus is payable), a target level and a maximum level (above which no further bonus is payable). The bonus payment between the threshold, target and maximum levels will be prorated. Under the strategic component, if only one of the two objectives is achieved, only one-half of the potential bonus under that component will be paid. Both the revenue component and the strategic component are dependent upon the Company meeting a minimum level of Adjusted EBITDA. Adjusted EBITDA will be determined after accruing any incentive compensation payable under the Plan. The maximum bonus payable under the 2021 Plan is approximately $3.5 million, assuming the maximum levels of Adjusted EBITDA and revenue are achieved and both strategic objectives are met.

Under the 2021 Plan, assuming that the Company achieves the target level of both of the financial components and both strategic objectives, Mr. Longval will be eligible to receive incentive compensation of 60% of his 2021 base salary, Ms. Scipta will be eligible to receive incentive compensation of 50% of her 2021 base salary and each of the other named executive officers will be eligible to receive incentive compensation of 40% of their 2021 base salary. Other participants will be eligible to receive incentive compensation of between 5% and 20% of their base 2021 salaries depending upon their tier level.

The following table shows the potential amounts payable to our named executive officers, including Ms. Scipta, under the 2021 Annual Incentive Plan at different levels of the 2021 Plan targets.

	Adjusted EBITDA Component(2)			Revenue Component(2)			Strategic Component(1)
Name	Threshold	Target	Maximum	Threshold	Target	Maximum
Scott Longval	$52,200	$104,400	$208,800	$52,200	$104,400	$208,800	$52,200
Ellen Scipta	29,334	58,667	117,333	29,334	58,667	117,333	29,333
Michael P. Geraci	21,826	43,651	87,302	21,826	43,651	87,302	21,825
Dennis L. Gonsior	21,040	42,080	84,160	21,040	42,080	84,160	21,040

(1) Assumes both strategic objectives are met.

(2) The bonus payment between the threshold, target and maximum levels will be prorated. No bonus is payable below the threshold level.

Long-Term Incentive Compensation in the Form of Restricted Stock Units and Performance Restricted Stock Units. The Compensation Committee generally makes awards on an annual basis but also makes awards in connection with new hires and promotions. Awards are made under the Company’s Amended and Restated 2015 Equity Incentive Plan. Historically, the Company made equity awards that vested in equal annual installments over a period of three years and were conditioned on the participant remaining in the employ of the Company over the vesting period. In February 2021, in addition to time vested RSUs, the Compensation Committee also awarded RSUs based on the Company’s achievement of certain financial goals, referred to as “Performance RSUs” or “PRSUs.”

In February 2021, the Compensation Committee awarded RSUs to the Company’s executive officers for shares of common stock, which will vest in equal installments over a period of three years. Mr. Longval was awarded 18,657 RSUs, Ms. Scipta was awarded 8,126 RSUs, Mr. Geraci was awarded 3,443 RSUs and Mr. Gonsior was awarded 4,132 RSUs. Mr. Longval’s RSUs are contingent upon the approval of the amendment to the Amended and Restated 2015 Equity Incentive Plan.

The Compensation Committee awarded the PRSUs at the February 2021 meeting. The PRSUs will vest depending upon the achievement of total revenue in specific markets during 2023 at a threshold level (below which no PRSUs will vest), a target level and a maximum level (at which the maximum number of PRSUs will vest). The number of PRSUs that will vest between the threshold, target and maximum levels will be prorated.

The following table shows the number of PRSUs awarded to our named executive officers (including Ms. Scipta) in 2021 that will vest at different levels of the 2023 designated revenue targets.

	2023 Designated Revenue Level Number of PRSUs Vesting(1)
Name	Threshold	Target	Maximum
Scott Longval	3,109	6,219	12,438
Ellen Scipta	1,354	2,708	5,417
Michael P. Geraci	573	1,147	2,295
Dennis L. Gonsior	688	1,377	2,754

(1) The number of PRSUs that will vest between the threshold, target and maximum levels will be prorated.

Accounting and Tax Considerations

The Compensation Committee considers making awards using stock options, RSUs and other types of awards permitted under the Amended and Restated 2015 Equity Incentive Plan in light of FASB ASC Topic 718 - Stock Compensation. This accounting standard requires us to record as compensation expense the grant date fair value of a stock option or RSU over the life of the award. The Compensation Committee considers the compensation expense of option and RSU grants when making awards; however, given that, traditionally, the Compensation Committee has not made large grants of option and RSU awards to our executive officers and employees, we do not expect that the compensation expense associated with option grants and RSU grants will have a material adverse effect on our reported earnings.

Generally, Section 162(m) of the Internal Revenue Code of 1986, referred to as the “Internal Revenue Code,” and the Internal Revenue Service, referred to as the “IRS,” regulations adopted under that section, which are referred to collectively as “Section 162(m),” deny a deduction to any publicly held corporation, such as the Company, for certain compensation exceeding $1,000,000 paid during each calendar year to each of the chief executive officer, the chief financial officer, the three other highest paid executive officers whose compensation must be reported to shareholders in the proxy statement and any other individual who was subject to such limitation for any calendar year commencing on or after January 1, 2017. However, before the effective date of the 2017 tax reform legislation, amounts in excess of $1,000,000 were deductible if they qualify as “performance-based compensation.” With respect to stock awards made before the 2017 tax reform legislation, the Committee endeavored to structure the executive compensation program so that each executive’s compensation generally would be fully deductible.

The 2017 tax reform legislation removed the “performance-based compensation” exception from Section 162(m). Accordingly, awards made after November 2, 2017 generally are not eligible for the “performance-based compensation” exception and will not be deductible to the extent that they cause the compensation of the affected executive officers to exceed $1,000,000 in any year. Awards that were made and subject to binding written contracts in effect on November 2, 2017, are “grandfathered” under prior law and can still qualify as deductible “performance-based compensation,” even if paid in future years.

We do not believe that Section 162(m) will have a material adverse effect on us in 2021.

Summary Compensation Table

The following table summarizes compensation earned during 2020, 2019 and 2018 by our chief executive officer, chief financial officer and each of our other executive officers. We refer to these individuals throughout this proxy statement as the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Stock Awards (1)(2) ($)	Non-Equity Incentive Plan Compensation (3) ($)	All Other Compensation (4) ($)	Total ($)
Mark S. Gorder (5)	2020	297,394	635,302	-	586,305	1,519,001
President and Chief Executive	2019	443,400	200,008	-	32,574	675,982
Officer	2018	430,500	243,000	223,393	40,975	937,868

Scott Longval (6)	2020	310,017	338,028	-	2,026	650,071
President, Chief Executive	2019	300,000	137,494	-	2,300	439,794
Officer and Chief Financial Officer	2018	256,500	151,875	109,661	1,960	519,996

Michael P. Geraci	2020	270,723	104,585	-	6,255	381,563
Senior Vice President, Sales and	2019	272,800	137,494	-	6,845	417,139
Marketing	2018	252,600	151,875	107,993	6,605	519,073

Dennis L. Gonsior	2020	253,356	103,781	-	5,673	362,810
Senior Vice President, Global	2019	255,300	137,494	-	5,973	398,767
Operations	2018	236,400	151,875	101,069	5,793	495,137

(1)	Stock awards issued in or for 2020 consisted of RSUs. The amounts included in the “Stock Awards” column represent the aggregate grant date fair value of RSU awards granted in or for 2020, computed in accordance with FASB Codification Topic 718. Includes the RSUs granted in 2021 under the salary restoration plan. We calculated the estimated fair value of RSU awards using the closing price per share of our common stock on the grant date. For a discussion of valuation assumptions, see Note 18 to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2020.

(2)	We did not grant any stock option awards during 2020, 2019 and 2018.

(3)	Represents amounts paid under the Annual Incentive Plan for services rendered in 2018. No amounts were payable under the Annual Incentive Plan for 2020 and 2019 because the plan financial target was not reached.

(4)	Consists of payment of premiums for group term life insurance maintained for such executives and disability policies maintained for certain executives. In the case of Mr. Gorder, such amount also included reimbursement of country club membership dues and payment for his automobile lease and related expenses through September 30, 2021, payment of consulting fees of $110,850 and health insurance benefits during the fourth quarter of 2020 and an accrual for a severance payment of $443,400 under his Transition Agreement paid in the first quarter of 2021.

(5)	Mr. Gorder retired as President and Chief Executive Officer on September 30, 2020 and served as an executive advisory consultant during the fourth quarter of 2020.

(6)	Mr. Longval served as Chief Financial Officer for all periods presented, as Executive Vice President (from January 2019 through September 2020), Chief Operating Officer (from April 2019 through September 2020) and as President and Chief Executive Officer beginning October 1, 2020.

Employment Agreements and Change in Control Arrangements

In connection with his promotion, we entered into a new employment agreement with Scott Longval, our President and Chief Executive Officer, dated as of October 1, 2020. In connection with the hiring of Ms. Scipta, our Chief Financial Officer, we entered into an employment agreement with Ms. Scipta dated as of February 5, 2021. We have employment agreements with Messrs. Geraci and Gonsior, our other named executive officers. Among other things, each employment agreement provides for the executive’s base salary and the executive’s right to participate in our bonus plans, equity plans and other employee benefits. Mr. Longval’s agreement also provided for a grant of 16,299 RSUs on October 20, 2020, vesting in equal one-third annual installments beginning on the first anniversary of the date of grant. In connection with her hiring, Ms. Scipta’s agreement also provided for a signing bonus of $150,000 (of which 100% will be repayable if she terminates her employment within one year of her start date and 50% will be repayable if she terminates her employment after one year but before two years of her start date) and a grant of 7,125 RSUs on February 8, 2021, vesting in equal one-third annual installments beginning on the first anniversary of the date of grant.

In the event that (i) there occurs a “change in control” (as defined in the agreements) or sale of our assets accounting for 90% of more of our sales and (ii) the executive’s employment is involuntarily terminated within one year afterwards, the executive will be entitled to payment of his or her base salary for one year (two years for Mr. Longval) in a lump sum and continuation of medical benefits for a period of one year (eighteen months for Mr. Longval).

The change in control provisions that we use contain a “double trigger” requirement, meaning that for an executive to receive a payment under the change of control provision, there must be both a change of control, as defined in the applicable agreement, and an involuntary termination of the executive’s employment. The double trigger requirement was chosen to prevent us from having to pay substantial payments in connection with a change in control where an executive had not suffered any adverse employment consequences. Under the Amended and Restated 2015 Equity Incentive Plan, in the event a change in control occurs and the acquiror assumes outstanding awards or provides an equivalent substitute, the awards will continue to vest in accordance with their terms unless the participant’s employment is terminated by the Company without “cause” or by the employee for “good reason” (as such terms are defined in the Amended and Restated 2015 Plan) within twelve months after the change of control, in which event such awards will immediately vest. If the acquiror does not assume the awards or provide an equivalent substitute, such awards will vest upon the change of control.

We believe that employment agreements and change in control protections are important to attract and retain talented executive officers and to protect our executive officers from a termination or significant change in responsibilities arising after a change in control.

For a discussion of the provisions relating to the termination of the employment of the executive officer under certain circumstances, see “—Potential Payments Upon Termination of Employment or Change in Control.”

Transition Agreement

In connection with the retirement of Mr. Gorder as President and Chief Executive Officer, Mr. Gorder entered into a Transition Agreement with the Company on June 29, 2020 under which Mr. Gorder began transitioning his responsibilities to Mr. Longval, with the final transition occurring on September 30, 2020. Under the Transition Agreement, Mr. Gorder served as an independent consultant to the Company during the fourth quarter of 2020 with the title “Special Executive Advisor” and provided consulting services to the Company’s executive management team pertaining to the final transition and 2021 strategic planning process, for which he was paid a consulting fee of $36,950 per month.

The Transition Agreement also provided Mr. Gorder the following:

●	a one-time severance payment of $443,400 paid in January 2021;

●	reimbursement for Mr. Gorder’s medical insurance premiums through December 31, 2021 based on the percentage of his health insurance premium costs paid by the Company as of the last day of employment; and

●	a grant of 29,739 RSUs on October 19, 2020, which grant will vest in equal one-third annual installments beginning on the first anniversary of the grant date.

In addition, all outstanding stock options held by Mr. Gorder under the Company’s equity incentive plans will continue to be exercisable for the duration of the respective options’ original term. All RSUs held by Gorder under the Company’s equity incentive plans will automatically become free of all restrictions and conditions, less applicable withholdings; provided however, that in accordance with IRS regulations, the shares underlying such RSUs will not be delivered to Mr. Gorder until the date that is the six-month anniversary of the date that Mr. Gorder has a separation from service (as defined in IRS regulations).

The Transition Agreement also contains a mutual release of claims provision.

Annual Incentive Plan Payments

The 2018 Annual Incentive Plan consisted of two components. The first component was financial, with one portion based on the Company’s revenues and the other portion based on the Company’s EBITDA. The second component was strategic, based on the achievement of specific strategic objectives in 2018. Both components were dependent on certain minimum EBITDA targets being met and were payable in cash. In March 2019, the Compensation Committee determined that the revenue target and EBITDA target had been achieved at the 100% and 100% levels, respectively, and also determined the extent to which the strategic targets had been met. The Committee approved an estimated total payout under the 2018 Annual Incentive Plan of $1,258,000, of which a total of $542,000 was paid to the named executive officers.

The 2019 Annual Incentive Plan consisted of two components. The first component was financial, with one portion based on the Company’s revenues and the other portion based on the Company’s EBITDA. The second component was strategic, based on the achievement of specific strategic objectives in 2019. Both components were dependent on certain minimum EBITDA targets being met and were payable in cash. In February 2020, the Compensation Committee determined that the financial target had not been met under the 2019 Annual Incentive Plan and, accordingly, no cash bonuses were paid for 2019.

Because of the outbreak of the COVID-19 (coronavirus) in the first quarter of 2020, the Compensation Committee did not adopt an incentive plan for 2020.

Equity Plans

The following descriptions summarize our equity plans pursuant to which eligible employees, including the named executive officers, and directors receive equity based awards. Our Amended and Restated 2015 Equity Incentive Plan replaced our 2006 Equity Incentive Plan (described below). No additional grants may be made under the 2006 Equity Incentive Plan. Outstanding grants under the 2006 Equity Incentive Plan continue to be governed by their terms and the terms of the 2006 Equity Incentive Plan.

Amended and Restated 2015 Equity Incentive Plan

Shareholders approved the 2015 Equity Incentive Plan in April 2015. The Board amended and restated the 2015 Equity Incentive Plan in October 2020. In March 2021, upon recommendation from the Compensation Committee, the Board of Directors, adopted an amendment to the 2015 Plan, subject to shareholder approval, to increase the number of shares of common stock authorized for issuance under the 2015 Plan by an additional 500,000 shares. The amendment also would increase the limit on the maximum number of incentive stock options that may be issued under the 2015 Plan by such additional 500,000 shares. For further information concerning the Amended and Restated 2015 Equity Incentive Plan, see “Proposal 3 - Approval of the Amendment to the Amended and Restated 2015 Equity Incentive Plan.”

2006 Equity Incentive Plan

Shareholders approved the 2006 Equity Incentive Plan in April 2006 and, in April 2010 and May 2012, approved amendments to the 2006 Equity Incentive Plan to, among other things, increase the number of shares of common stock authorized for issuance under that plan. The 2006 Equity Incentive Plan was replaced by the 2015 Equity Incentive Plan in April 2015 and no new awards will be made under the 2006 Equity Incentive Plan. The 2006 Equity Incentive Plan permitted the same types of equity awards as are permitted under the Amended and Restated 2015 Equity Incentive Plan. Awards outstanding under the 2006 Equity Incentive Plan will continue to be administered by the Compensation Committee of the Board of Directors and governed by the terms of such Plan and the awards. As of March 1, 2021, options to purchase 313,161 shares of common stock were outstanding under the 2006 Equity Incentive Plan, which shares will become available for new awards under the Amended and Restated 2015 Equity Incentive Plan in the event of the expiration, termination, cancellation, forfeiture, net exercise, tax withholding or repurchase of such awards.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes stock option and RSU awards held by our named executive officers as of December 31, 2020.

Name	Option Awards			Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)
Mark S. Gorder, President and Chief Executive Officer (7)	25,000 25,000 25,000 12,500 20,000 20,000 20,000 15,750	4.53 6.26 4.05 3.85 6.87 7.58 6.90 7.05	4/27/2021 1/2/2022 1/5/2023 1/2/2024 1/1/2025 1/3/2026 1/2/2027 7/25/2027	4,000(1) 5,797(2) 7,582(3) 29,739(4)	72,400(6) 104,926(6) 137,234(6) 538,276(6)
Scott Longval, President, Chief Executive Officer and Chief Financial Officer (7)	15,000 12,000 12,000 12,000 12,000	6.26 6.87 7.58 6.90 7.05	1/2/2022 1/1/2025 1/3/2026 1/2/2027 7/25/2027	2,500(1) 3,985(2) 5,701(3) 16,299(5)	45,250(6) 72,129(6) 103,188(6) 295,012(6)
Michael P. Geraci, Senior Vice President, Sales and Marketing	15,000 15,000 10,000 4,000 8,000 12,000	4.53 6.26 4.05 7.58 6.90 7.05	4/27/2021 1/2/2022 1/5/2023 1/3/2026 1/2/2027 7/25/2027	2,500(1) 3,985(2) 5,245(3)	45,250(6) 72,129(6) 94,935(6)
Dennis L. Gonsior, Senior Vice President, Global Operations	15,000 12,000 12,000 12,000 12,000	6.26 6.87 7.58 6.90 7.05	1/2/2022 1/1/2025 1/3/2026 1/2/2027 7/25/2027	2,500(1) 3,985(2) 5,245(3)	45,250(6) 72,129(6) 94,935(6)

(1)	The unvested balance of this RSU vests in one installment on January 5, 2021.

(2)	The unvested balance of this RSU vests in two equal installments on each of May 1, 2021 and 2022.

(3)	The unvested balance of this RSU vests in three equal installments on each of February 12, 2021, 2022 and 2023.

(4)	The unvested balance of this RSU vests in three equal installments on each of October 19, 2021, 2022 and 2023.

(5)	The unvested balance of this RSU vests in three equal installments on each of October 20, 2021, 2022 and 2023.

(6)	Calculated by multiplying the closing price per share of the Company’s common stock on December 31, 2020, $18.10, by the number of shares subject to the RSU.

(7)	Mr. Gorder retired as President and Chief Executive Officer on September 30, 2020. Mr. Longval became President and Chief Executive Officer on October 1, 2020 and also served as Chief Financial Officer for all of 2020.

Potential Payments Upon Termination of Employment or Change in Control

Our employment agreements with Mr. Longval, Ms. Scipta and our other named executive officers provide the following material terms in the event of the termination of the employment of the executive under certain circumstances:

●	in the event of the termination of the executive’s employment without cause, we are required to pay the executive’s base salary for a severance period equal to one year (two years in the case of Mr. Longval) and, in the case of Messrs. Longval, Geraci and Gonsior, continue their medical benefits for a period of one year (eighteen months in the case of Mr. Longval). Messrs. Geraci and Gonsior will be paid the present value of their base salary in a lump sum, using a discount rate of 6%;

●	in the event that (i) there occurs a change in control or sale of our assets accounting for 90% of more of our sales and (ii) the executive’s employment is involuntarily terminated within one year afterwards, we are required to pay the executive’s base salary for one year (two years for Mr. Longval) in a lump sum and to continue medical benefits for a period of one year (eighteen months in the case of Mr. Longval);

●	in the sole and absolute discretion of the Board of Directors, in the event that the executive is terminated without cause or there occurs a change of control followed by the executive’s involuntary termination, we may elect to pay executive a prorated amount of the bonus that executive would have been entitled to receive for the year in which he was terminated;

●	in the event that the executive’s employment is terminated by the Company for any reason other than for cause, death or disability or if such executive terminates their employment under circumstances that would constitute an involuntary termination, then: (i) any outstanding stock options, if unvested, shall accelerate, vest and be exercisable on the later of the first anniversary of the date of grant of such options and the date of termination of employment, and may be exercised by such executive or their legal representative, estate, personal representative or beneficiary for a period equal to the unexpired term of the stock option, notwithstanding their termination, and (ii) any unvested restricted stock units shall automatically vest and become free of all restrictions and conditions, less applicable withholdings, on the later of the first anniversary of the date of grant of such restricted stock units and the date of termination of employment, notwithstanding their termination; and

●	a one year non-competition covenant (two years in the case of Mr. Longval in the event he is receiving a severance payment following a termination by the Company without cause or an involuntary termination following a change of control) and covenants concerning confidentiality and inventions.

In the case of Messrs. Geraci and Gonsior, in the event that we give a notice of non-renewal of the term of the agreement to the executive and, within 12 months after the date of the non-renewal notice, the executive’s employment is terminated by the Company for any reason other than cause or the death or disability of executive, then the executive will be entitled to the severance benefits described above with respect to a termination without cause except that the severance period shall be reduced by the number of days between the date of the non-renewal notice and the termination of executive’s employment.

As defined in the employment agreements:

“Asset Sale” means the sale of our assets (including the stock or assets of our subsidiaries) to which 90% or more of our consolidated sales volume is attributable.

“Cause” means the following, provided that, in the case of circumstances described in the fourth through sixth clauses below, we must have first given written notice to executive, and executive must have failed to remedy the circumstances as determined in the sole discretion of the Board of Directors within 30 days after such notice:

●	fraud or dishonesty in connection with executive’s employment or theft, misappropriation or embezzlement of our funds;

●	conviction of any felony, crime involving fraud or knowing misrepresentation, or of any other crime (whether or not such felony or crime is connected with his or her employment) the effect of which in the reasonable judgment of the Board of Directors is likely to adversely affect us or our affiliates;

●	material breach of executive’s obligations under the employment agreement;

●	repeated and consistent unauthorized failure of executive to be available to perform duties during normal business hours;

●	willful violation of any Company policy or any express lawful direction or requirement established by the Board of Directors, as determined by a majority of Board of Directors;

●	insubordination, gross incompetence or misconduct in the performance of, or gross neglect of, executive’s duties under the employment agreement, as determined by a majority of the Board of Directors; or

●	use of alcohol or other drugs which interfere with the performance by executive of his or her duties, or use of any illegal drugs or narcotics.

“Change of control” of means an “asset sale” or a “change in majority stock ownership.”

“Change in majority stock ownership” means the acquisition by any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, referred to as the “Exchange Act”), including any affiliate or associate as defined in Rule 12b-2 under the Exchange Act of such person, or any group of persons acting in concert, other than us, any trustee or other fiduciary holding securities under an employee benefit plan of ours, or any corporation or other entity owned, directly or indirectly, by our shareholders in substantially the same proportion as their ownership of capital stock of us, of “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the combined voting power of our then outstanding securities.

“Involuntarily termination” means:

●	any termination of the employment of executive by the Company other than for cause, death or disability; or

●	any termination of employment of the executive by executive following:

°	a material diminution in the executive’s base compensation;

°	a material diminution in the executive’s authority, duties, or responsibilities;

°	a material diminution in the authority, duties, or responsibilities of the supervisor to whom the executive is required to report;

°	a material diminution in the budget over which the executive retains authority;

°	a material change in the principal geographic location at which the executive must perform the services, unless such change reduces the length of the executive’s commute (measured either in time or miles); or

°	any other action or inaction that constitutes a material breach by the Company under the agreement.

Provided, however, that with respect to any termination by executive pursuant to the foregoing, executive shall have first provided notice to the Company of the existence of the condition proposed to be relied upon within 90 days of the initial existence of the condition, and shall have given us a period of 30 days during which we may remedy the condition and we shall have failed to do so during such period.

The change in control provisions that we use contain a “double trigger” requirement, meaning that for an executive to receive a payment under the change of control provision, there must be both a change of control, as defined in the applicable agreement, and an involuntary termination of the executive’s employment. The double trigger requirement was chosen to prevent us from having to pay substantial payments in connection with a change in control where an executive had not suffered any adverse employment consequences.

Disability Benefits for Certain Named Executive Officers. We provide all of our full-time salaried employees with short-term disability benefits for six months. We also maintain a disability insurance policy on behalf of certain members of our senior management, including our named executive officers, which is in addition to the disability benefits that we maintain for our salaried employees. In the event that any of these executives became disabled, as provided in their respective policies, was unable to return to the performance of their duties after six months and was terminated as an employee effective as of December 31, 2020, they would be paid monthly benefits as follows: Mr. Geraci - $6,450 per month; Mr. Gonsior - $5,860 per month; and Mr. Longval $4,252 per month.

Equity Plans. Our named executive officers hold unvested stock options and RSUs under our Amended and Restated 2015 Equity Incentive Plan.

Under our Amended and Restated 2015 Equity Incentive Plan, all unvested options and RSUs will automatically accelerate and become vested upon the death, disability or retirement of the holder, as defined in that Plan. In the event a change in control occurs and the acquiror assumes outstanding awards or provides an equivalent substitute, the awards will continue to vest in accordance with their terms unless the participant’s employment is terminated by the Company without “cause” or by the employee for “good reason” (as such terms are defined in the Amended and Restated 2015 Plan) within twelve months after the change of control, in which event such awards will immediately vest. If the acquiror does not assume the awards or provide an equivalent substitute, such awards will vest upon the change of control.

In addition, as described above, under their employment agreements, unvested options and RSUs held by a named executive officer will automatically accelerate and become vested upon the termination of employment by such executive under circumstances that constitute an involuntary termination.

Under the Amended and Restated 2015 Equity Incentive Plan, options and unvested RSUs held by an employee whose employment is terminated for cause, as defined in those plans, will terminate immediately. In addition, under the Amended and Restated 2015 Equity Incentive Plan, the voluntary resignation of employment by an employee, other than for retirement as defined, will not result in the acceleration of unvested options or RSUs.

Certain Relationships and Related Party Transactions

We use the law firm of Blank Rome LLP for legal services. A partner of that firm is the son-in-law of the former Chairman of our Board of Directors, Mr. McKenna, who retired in May 2019. The legal services are provided by other attorneys at that firm and not by the son-in-law. In 2019, we paid that firm approximately $271,000 for legal services and costs. The interest of the son-in-law in such amounts is not determinable.

The foregoing transaction was approved by the disinterested members of the Audit Committee or Board pursuant to our written policy applicable to related party transactions.

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As described in detail under the heading “Executive Compensation” beginning on page 21 of this Proxy Statement, our executive compensation program is designed to attract and retain talented and dedicated executive officers and to align a significant portion of their compensation with our business objectives and performance and the interests of our shareholders. We believe that our program creates an environment of shared risk between our executive officers and our shareholders by including equity based awards and cash compensation based on financial performance as part of our executive compensation program. We believe that our executive compensation program should focus management’s attention on achieving both annual performance targets and profitable growth over a longer time period. The program is designed to reward management for the achievement of both short and long term strategic objectives as established by the Board of Directors. Additional details about our executive compensation programs, including information about executive compensation for the fiscal year ended December 31, 2020, are described under the section entitled “Executive Compensation” which begins on page 21 of this Proxy Statement.

Securities laws require that we provide our shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our Named Executives Officers as disclosed in this proxy statement at least once every three years, commonly known as a “say-on-pay” proposal. In accordance with the shareholders’ advisory vote on the frequency of the say-on-pay vote that was held at the 2019 annual meeting of shareholders, the Board of Directors determined to hold the say-on-pay vote on executive compensation every year until another advisory vote on the frequency of the say-on-pay vote.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal gives our shareholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, the following resolution is submitted for shareholder vote at the Annual Meeting:

“RESOLVED, that the shareholders of Intricon Corporation hereby APPROVE, on an advisory basis, the compensation paid to its named executive officers, as disclosed in the Proxy Statement for the 2021 annual meeting of shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the narrative discussion that accompany the compensation tables.”

This say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Our Board and our Compensation Committee value the opinion of our shareholders and to the extent there is any significant vote against the compensation of named executive officers as disclosed in this Proxy Statement, the Company will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. Proxies submitted without direction pursuant to this solicitation will be voted “for” approval of the compensation of our Named Executives Officers as disclosed in this proxy statement.

The Board of Directors recommends a vote “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement.

PROPOSAL 3

APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN

Description of Proposal

In March 2015, upon recommendation of the Compensation Committee, the Board of Directors, adopted, and on April 24, 2015 the shareholders approved, the 2015 Equity Incentive Plan. In October 2020, upon recommendation of the Compensation Committee, the Board of Directors approved the amendment and restatement of the 2015 Equity Incentive Plan to effect certain corporate governance improvements (the 2015 Equity Incentive Plan, as amended and restated, is referred to as the “2015 Plan”). In March 2021, upon recommendation from the Compensation Committee, the Board of Directors, adopted an amendment to the 2015 Plan, subject to shareholder approval, to increase the number of shares of common stock authorized for issuance under the 2015 Plan by an additional 500,000 shares. The amendment also would increase the limit on the maximum number of incentive stock options that may be issued under the 2015 Plan by such additional 500,000 shares.

The Company is submitting the amendment to the 2015 Plan to shareholders for approval in accordance with the Nasdaq Stock Market listing standards that require shareholder approval of most equity-based compensation plans, including the 2015 Plan, and certain material amendments to such plans. The amendment to the 2015 Plan is also being submitted for shareholder approval so that the requisite shareholder approval may be obtained to permit the issuance of the additional incentive stock options under the Internal Revenue Code.

Description of the 2015 Plan

The material terms of the 2015 Plan are summarized below. A copy of the full text of the 2015 Plan, as proposed to be amended, is attached as Appendix A to this Proxy Statement. This summary of the 2015 Plan is not intended to be a complete description of the 2015 Plan and you should refer to the actual text of the 2015 Plan for further information. Capitalized terms used but not defined herein have the meanings set forth in the 2015 Plan.

General

The purposes of the 2015 Plan are to attract and promote the long-term retention of key employees, directors and certain other persons who are in a position to make significant contributions to the success of the Company, to reward these employees, directors and other persons for their contributions, to provide additional incentive to such employees, directors and other persons to continue making similar contributions and to further align the interests of these employees, directors and other persons with those of the Company’s shareholders. To achieve these purposes, the 2015 Plan permits grants of incentive stock options, referred to as “ISOs,” options not intended to qualify as incentive stock options, referred to as “non-ISOs”, stock appreciation rights, referred to as “SARs,” restricted and unrestricted stock awards, restricted stock units, referred to as “RSUs,” performance awards, supplemental cash awards and combinations of the foregoing, collectively referred to as “Awards”. Awards of restricted and unrestricted stock, restricted stock units and/or deferred stock may also be issued to participants in connection with management or employee purchase programs.

Shares issuable under Awards that terminate unexercised or otherwise terminate without an issuance of shares, shares issuable under Awards that are payable in stock or cash but are paid in cash, shares issued but later forfeited and shares that, at the election of the plan participant, are withheld by the Company to pay the exercise or purchase price of the Award or applicable withholding taxes will be available for future Awards under the 2015 Plan.

Administration

The 2015 Plan is administered by the Compensation Committee of the Board of Directors, referred to as the “Committee,” which has full and exclusive power to administer and interpret the 2015 Plan, to grant Awards and to adopt such administrative rules, regulations, procedures and guidelines governing the 2015 Plan and the Awards as it may deem necessary in its discretion, from time to time. The Committee’s authority includes the authority to: (i) determine the type of Awards to be granted under the 2015 Plan; (ii) select Award recipients and determine the extent of their participation; (iii) determine the method or formula for establishing the fair market value of the shares of common stock for various purposes under the 2015 Plan; and (iv) establish all other terms, conditions, restrictions and limitations applicable to Awards and the shares of common stock issued pursuant to Awards, including, but not limited to, those relating to a participant’s Retirement, death, disability, leave of absence or termination of employment. The Committee may accelerate (subject to the restrictions in the 2015 Plan) or defer the vesting or payment of Awards, cancel or modify outstanding Awards, waive any conditions or restrictions imposed with respect to Awards or the shares of common stock issued pursuant to Awards and make any and all other interpretations and determinations which it deems necessary with respect to the administration of the 2015 Plan, other than a reduction of the exercise price of an option after the grant date. The Committee’s right to make any decision, interpretation or determination under the 2015 Plan shall be in its sole and absolute discretion.

The Committee may, subject to criteria, limitations and instructions as the Committee determines, delegate to an appropriate officer of the Company the authority to determine the individual Participants and amount and nature of the Award to be issued to such Participants; provided, that no Awards may be made pursuant to such delegation to a Participant who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended.

Eligibility

ISOs may be granted under the 2015 Plan only to employees of the Company. All current and future employees of the Company, directors and other persons who, in the opinion of the Committee, are in a position to make significant contributions to the success of the Company, such as consultants and non-employee directors, are eligible to receive all other types of Awards under the 2015 Plan.

Number of Shares Available for Issuance

The maximum total number of shares for which awards may be granted under the 2015 Plan will be 1,000,214 share of common stock if this proposed amendment is approved, subject to appropriate adjustment in a manner determined by the Board of Directors to reflect changes in the Company’s capitalization; however, such authorized share reserve will be increased from time to time by a number of shares equal to the number of shares of common stock that are issuable pursuant to grants outstanding under the 2006 Equity Incentive Plan and certain older equity plans that, but for the termination and/or suspension of the 2006 Equity Incentive Plan, would otherwise have reverted to the share reserve of the 2006 Plan pursuant to the terms thereof as a result of the expiration, termination, cancellation, forfeiture, net exercise, tax withholding or repurchase of such options.

As of March 1, 2021:

●	options to purchase 362,825 shares of common stock were outstanding under the 2015 Plan;

●	unvested RSUs for 229,820 shares of common stock were outstanding under the 2015 Plan;

●	27,785 shares of common stock were available for new awards under the 2015 Plan; and

●	options to purchase 313,161 shares of common stock were outstanding under the 2006 Equity Incentive Plan, which shares will become available for new awards under the 2015 Plan in the event of the expiration, termination, cancellation, forfeiture, net exercise, tax withholding or repurchase of such awards.

The maximum number of shares of common stock for which stock options may be granted to any person in any fiscal year and the maximum number shares of common stock subject to SARs granted to any person in any fiscal year each is 50,000. The maximum number of shares of common stock subject to other Awards granted to any person in any fiscal year is 50,000 shares.

Adjustments

In the event of any stock dividend, stock split, combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, divestiture or other distribution (other than ordinary cash dividends) of assets to shareholders, or any other event affecting the shares of common stock that the Committee deems, in its sole discretion, to be similar circumstances, the Committee shall make such adjustments as it may deem appropriate, in its discretion, to:

●	the maximum number of shares available for issuance under the 2015 Plan or to any one participant;

●	the number or kind of shares of shares of common stock covered by outstanding Awards;

●	the exercise price or base price applicable to outstanding Awards;

●	any measure of performance that relates to an Award in order to reflect such change in the shares of common stock; and/or

●	any other affected terms of any equity-based Award.

Holders of awards do not have the right to receive cash dividends on the shares underlying the awards.

Exercise Price

The Committee will determine the exercise price applicable to each ISO, non-ISO and SAR, which will not be less than the fair market value of Company shares of common stock at the time of the grant, as described below.

Options

Recipients of stock options under the 2015 Plan will have the right to purchase shares of common stock at an exercise price, during a period of time and on such other terms and conditions as are determined by the Committee. For ISOs, the recipient must be an employee, the exercise price must be at least 100% (110% if issued to a greater than ten percent shareholder of the Company) of the fair market value of the Company’s shares of common stock on the date of grant and the term cannot exceed ten years (five years if issued to a greater than ten percent shareholder of the Company) from date of grant.

The maximum number of ISOs that may be granted under the 2015 Plan is limited to 500,214 (which will be increased to 1,000,214 shares of common stock, assuming the approval of the amendment, plus the number of shares of common stock that are issuable pursuant to option grants outstanding under the 2006 Plan that but for the termination or suspension of the 2006 Plan, would otherwise have reverted to the share reserve of the 2006 Plan pursuant to the terms thereof as a result of the expiration, termination, cancellation, cashless exercise, net exercise or forfeiture of such options).

The exercise price of a non-ISO must be at least 100% of the fair market value of shares of common stock on the date of grant. An option exercise price may be paid in cash or by check, bank draft or money order payable to the order of the Company, or if permitted by the Committee and subject to certain conditions, by delivery of shares of common stock that have been owned by the recipient for at least six months (unless the Committee expressly approves a shorter period) and have a fair market value on the date of exercise at least equal to the exercise price, or an unconditional and irrevocable undertaking by a broker to promptly deliver the necessary funds (including in connection with so-called “cashless exercise” effected by such broker) or by a combination of such methods. Additionally, an option may be exercised by the “net exercise” method without the payment of cash. In a net exercise, upon exercise of an option, the Company issues the number of shares with a fair market value equal to the excess of the fair market value of the shares exercised at the time of exercise over the exercise price.

The Committee may at any time accelerate the time at which all or any part of the option may be exercised, provided that no option shall become exercisable earlier than one year from the date the option was granted, except as provided with respect to a change in control.

The 2015 Plan provides that the Company may not do the following without shareholder approval:

●	reduce the exercise price of options at any time after the time of grant, including by amendment or cancellation and subsequent issuance or by exchange of options with a lower exercise price, except as described above in “Adjustments”;

●	repurchase an “out of the money” options (i.e., an option for which the exercise price is lower than the then current fair market value of the stock); or

●	amend the foregoing provisions.

Stock Appreciation Rights

SARs may be granted under the 2015 Plan either alone or in tandem with stock options. Generally, recipients of SARs are entitled to receive upon exercise, cash or shares of common stock (valued at the then fair market value of shares of common stock) equal to such fair market value on the date of exercise minus the fair market value on the date of grant of the shares subject to the SAR, although certain other measurements also may be used. A SAR granted in tandem with a stock option is exercisable only if and to the extent that the option is exercisable, provided that no SAR shall become exercisable earlier than one year from the date the option was granted, except as provided with respect to a change in control.

The 2015 Plan provides that the Company may not do the following without shareholder approval:

●	reduce the base price of SARs at any time after the time of grant, including by amendment or cancellation and subsequent issuance or by exchange of SARS with a lower exercise price, except as described above in “Adjustments”;

●	repurchase “out of the money” SARs (i.e., SARs for which the base price is lower than the then current fair market value of the stock); or

●	amend the foregoing provisions.

Stock Awards

The 2015 Plan provides for restricted and unrestricted stock awards, restricted stock units and deferred stock awards. Restricted and unrestricted stock awards allow the recipient to acquire shares of common stock for no consideration, nominal consideration or any higher price determined by the Committee. In the case of restricted stock awards, the shares acquired are subject to restrictions determined by the Committee; provided, however, that such restrictions shall not lapse earlier than one year from the date the restricted stock award was granted except as provided with respect to a change in control.

A restricted stock unit is an award denominated in restricted shares of common stock, pursuant to a formula determined by the Committee, which may be settled either in restricted shares of common stock or in cash, in the discretion of the Committee, subject to such other terms, conditions, restrictions and limitations determined by the Committee from time to time; provided, however, that such restricted stock units shall not become vested and settled earlier than one year from the date the restricted stock unit was granted, except as provided with respect to a change in control.

A deferred stock award entitles the recipient to receive shares of common stock to be delivered in the future. Delivery of the shares of common stock will take place at such time or times, and on such terms and conditions, as the Committee may determine; provided, however, that delivery of the shares shall not occur earlier than one year from the date the deferred stock award was granted, except as provided with respect to a change in control.

The Committee may at any time accelerate the time at which restricted stock awards, restricted stock units and deferred stock shall be free from restrictions, vested and settled or delivered, as applicable, except that in no event may such acceleration be effective earlier than one year from the date such award was granted, except as provided with respect to a change in control.

Performance Awards

The 2015 Plan provides for performance awards entitling the recipient to receive Awards without payment upon achieving certain performance goals determined by the Committee. At the discretion of the Committee, any of the above-described Awards may be contingent on attainment of performance goals which are based on certain pre-established criteria. Performance goals may involve overall corporate performance, operating group or business unit performance, personal performance or any other category of performance determined by the Committee.

Supplemental Cash Awards

Under the 2015 Plan and subject to applicable law, supplemental cash awards may be granted to recipients of Awards to help defray taxes due as a result of the Awards. The terms and conditions of supplemental cash awards are determined by the Committee.

Termination of Awards

Upon termination of a recipient’s employment or other relationship with the Company due to death, Disability or Retirement, except as otherwise determined by the Committee: (i) stock options and SARs will automatically become exercisable in full and will remain exercisable for a period equal to the unexpired term of the options or SARs; (ii) all restricted stock and restricted stock units shall automatically become free of all restrictions and conditions; and (iii) any payment or benefit under deferred stock awards, performance awards and supplemental grants shall be made by the Company. Retirement is defined in the 2015 Plan as termination of employment with or service to the Company by a participant, other than by reason of death or permanent disability or termination for Cause, at a time when such participant has attained age 65 or greater, provided that such participant has performed a minimum of five years of service for the Company, except that in the case of a director who meets the age and years of service requirement in the definition of Retirement, such term also includes the failure to be re-nominated for election, the failure to be re-elected by the shareholders, removal by shareholders or the Board (other than a removal for Cause) and resignation of such director.

Upon termination of a recipient’s employment or other relationship with the Company for any reason other than death, Disability or Retirement, except as otherwise determined by the Committee: (i) stock options and SARs, to the extent that they were exercisable at the time of termination, will remain exercisable for a period ending on the earlier of (a) 90 days after the date of termination and (b) the scheduled expiration date of the option, after which they shall terminate; (ii) stock options and SARs that are not then exercisable shall terminate upon such termination; (iii) all restricted stock shall be transferred to the Company for purchase for the amount of cash paid for such stock, or forfeited to the Company if no cash were paid; and (iv) any payment or benefit under restricted stock units, deferred stock awards, performance awards and supplemental grants to which the recipient was not irrevocably entitled at the time of termination shall be forfeited and such Awards cancelled as of the date of such termination.

Deferral of Awards

In connection with the 2015 Plan, the Board of Directors may adopt a deferred compensation plan that will permit participants in the 2015 Plan to defer receipt of Awards granted pursuant to the 2015 Plan. If deferred, the Awards would be paid at a future date pursuant to the deferred compensation plan.

Change in Control

The 2015 Plan provides that in the event that a change in control (as defined below) occurs and the successor corporation or a parent or subsidiary of the successor corporation assumes the awards or an equivalent option or right is substituted by the successor corporation or a parent or subsidiary of the successor corporation, such award or substituted award shall continue in accordance with its terms, provided, however, that in the event of an involuntary termination (as defined below) of a participant on or within twelve months following a change in control, such participant will fully vest in and have the right to exercise all of his or her outstanding options and SARs, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock, RSUs, deferred stock awards and supplemental grants will lapse, and, with respect to awards with performance-based vesting (including performance awards), all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.

For the purposes of this provision, an award will be considered assumed if, following the change in control, the award confers the right to purchase or receive, for each share subject to the award immediately prior to the change in control, the consideration (whether stock, cash, or other securities or property) received in the change in control by holders of common stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the change in control is not solely common equity of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an option or SAR or upon the payout of a restricted stock unit, performance unit or performance share, for each share subject to such award, to be solely common equity of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of common stock in the change in control.

The 2015 Plan provides that an award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-change in control corporate structure will not be deemed to invalidate an otherwise valid award assumption.

In the event that the successor corporation or a parent or subsidiary of the successor corporation does not assume or substitute for the awards, the participant will fully vest in and have the right to exercise all of his or her outstanding options and SARs, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock, restricted stock units, deferred stock awards and supplemental grants will lapse, and, with respect to awards with performance-based vesting (including performance awards), all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met. In addition, if an option or SAR is not assumed or substituted in the event of a change in control, the committee will notify the participant in writing or electronically that the option or SAR will be exercisable for a period of time determined by the committee in its sole discretion, and the option or SAR will terminate upon the expiration of such period.

The Committee may, in its discretion, at the time an award is made hereunder or at any time prior to, coincident with or after the time of a change in control: (i) require the purchase and sale of any awards for an amount of cash equal to the amount which a participant could have obtained upon the exercise or realization of such rights had such awards been currently exercisable; (ii) make such adjustment to the awards then outstanding as the committee deems appropriate to reflect such change in control; (iii) if applicable, provide that such awards shall be cancelled upon the effectiveness of such change of control and converted into the right to receive the same consideration as shareholders are receiving in such change of control (net of any exercise price and/or purchase price payable by the participant and/or base amount in the case of a SAR); and/or (iv) cause the awards then outstanding to be assumed, or their rights substituted therefor, by the surviving or acquiring corporation in such change in control. Without limiting the generality of the foregoing, in the case of any option or SAR with an exercise price (or base price in the case of a SAR) that equals or exceeds the fair market value of the per share consideration received by holders of common stock in the change in control, the Committee may cancel the option or SAR without the payment of consideration therefor. The Committee may, in its discretion, include such further provisions and limitations in any award agreement as it may deem in the best interests of the Company.

A change in control means: (i) the acquisition or receipt, in any manner, by any person (as defined for purposes of the Exchange Act) or any group of persons acting in concert, of direct or indirect beneficial ownership (as defined for purposes of the Exchange Act) of more than 50% of the Company’s combined voting securities ordinarily having the right to vote for the election of directors of the Company; or (ii) a change in the constituency of the Board of Directors with the result that individuals, referred to as the “Incumbent Directors,” who are members of the Board on the effective date of the 2015 Plan cease for any reason to constitute at least a majority of the Board of Directors, provided that any individual who is elected to the Board after the effective date of the 2015 Plan and whose nomination for election was unanimously approved by the Incumbent Directors shall be considered an Incumbent Director beginning on the date of his or her election to the Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (as defined for purposes of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors; or (iii) the sale, exchange, liquidation or other disposition of all or more than 50% of the Company’s business or assets; unless in any such case, at least a majority of the Incumbent Directors determine, prior to the occurrence of such change in control, that no change in control has or will have occurred; or (iv) the occurrence of a reorganization, merger, consolidation or other corporate transaction involving the Company, in each case, with respect to which the Company’s shareholders immediately prior to such transaction do not, immediately after such transaction, own more than 50% of the combined voting securities ordinarily having the right to vote for the election of directors of the Company or other corporation resulting from such transaction; or (v) the complete liquidation or dissolution of the Company.

Involuntary termination means the termination of participant as an employee or director of, or contractor or and consultant to, the company by reason of: (i) participant’s involuntary dismissal or discharge by the Company, or by the acquiring or successor entity (or parent or any subsidiary thereof for which participant is an employee, director or a consultant) for reasons other than cause; or (ii) participant’s voluntary resignation for good reason.

Good reason means, without the participant’s consent, (i) a substantial and material diminution in participant’s duties or responsibilities; (ii) a reduction in base salary or annual bonus opportunity of 10% or more; or (iii) the failure of the Company to pay any compensation when due. The participant may terminate his or her service to the Company as an employee, director, contractor or consultant with good reason by providing the Company 30 days’ written notice setting forth in reasonable specificity the event that constitutes good reason, which written notice, to be effective, must be provided to the Company within 30 days of the occurrence of such event. During such 30-day notice period, the Company has a cure right (if curable), and if not cured within such period, the participant’s termination will be effective upon the expiration of such cure period. Notwithstanding the foregoing, if the participant is a party to an employment agreement with the Company that defines “good reason” or a similar term, then “good reason” shall be as defined and determined in such employment agreement.

With respect to awards granted to a non-employee director, in the event of a change in control, all of such director’s outstanding options and SARs, including shares as to which such awards would not otherwise be vested or exercisable, shall vest, all restrictions on restricted stock, restricted stock units, deferred stock awards and supplemental grants will lapse, and, with respect to awards with performance-based vesting (including performance awards), all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.

Additional Cancellation Provisions

In any instance where the rights of a recipient under an award continue after termination of their service relationship with the Company, all of such rights shall terminate and be forfeited if, in the determination of the Committee, the recipient, at any time prior or subsequent to such termination, breached or violated, in a material way, the terms of any agreement with the Company, including any employment agreement, termination agreement, confidentiality agreement, non-solicitation agreement or non-competition agreement or engaged or engages in conduct that would have permitted the Company to terminate the recipient’s service relationship for “Cause” if the recipient was still in such relationship with the Company.

Reduction of Payments to Participants

If any payment under the 2015 Plan constitutes a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code and would be subject to the excise tax imposed on the participant by Section 4999 of the Internal Revenue Code, then such payment will be reduced, if on an after-tax basis (including the excise tax), such reduction would result in the recipient receiving a greater amount of the payment.

Clawback Policy

The 2015 Plan provides that the Company may cancel any award, require reimbursement of any award by a participant, and effect any other right of recoupment of equity or other compensation provided under the 2015 Plan in accordance with any Company policies that may be adopted and/or modified from time to time, referred to as a “Clawback Policy.” In addition, a participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the 2015 Plan or an award agreement, in accordance with the Clawback Policy. By accepting an award, a participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or regulation or stock exchange listing requirements).

Summary of Federal Income Tax Consequences

The following is a brief summary of the principal United States federal income tax consequences of transactions under the 2015 Plan, based on current United States federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences.

Non-ISOs. No taxable income is recognized by a participant upon the grant of a stock option that is a non-ISO. Upon the exercise of a non-ISO, the participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of common stock received upon exercise over the aggregate non-ISO exercise price, even though the shares of common stock received may be subject to a restriction on transferability or may be subsequently forfeited, in limited circumstances. Income and payroll taxes are required to be withheld by the Company on the amount of ordinary income resulting to the participant from the exercise of a non-ISO. Any ordinary income recognized by the participant is generally deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility of compensation paid to some executives under Section 162(m) of the Internal Revenue Code. The participant’s tax basis in shares of common stock acquired by exercise of a non-ISO will be equal to the exercise price plus the amount taxable as ordinary income to the participant.

Upon a sale of the shares of common stock received by the participant upon exercise of the non-ISO, any gain or loss will generally be treated for federal income tax purposes as long-term or short-term capital gain or loss, depending upon the holding period of that stock. The participant’s holding period for shares acquired after the exercise of a non-ISO begins on the date of exercise of that option.

If the participant pays the exercise price in full or in part through previously acquired shares of Company common stock, the exercise will not affect the tax treatment described above and no gain or loss generally will be recognized to the participant with respect to the previously acquired shares. The shares received upon exercise which are equal in number to the previously acquired shares used will have the same tax basis as the previously acquired shares surrendered to the Company, and will have a holding period for determining capital gain or loss that includes the holding period of the shares used. The value of the remaining shares received by the participant will be taxable to the participant as compensation, even though those shares may be subject to sale restrictions. The remaining shares will have a tax basis equal to the fair market value recognized by the participant as ordinary income and the holding period will commence on the exercise date. Shares used to pay applicable income and payroll taxes arising from that exercise will generate taxable income or loss equal to the difference between the tax basis of those shares and the amount of income and payroll taxes satisfied with those shares. The income or loss will be treated as long-term or short-term capital gain or loss depending on the holding period of the shares used. Where the shares used to pay applicable income and payroll taxes arising from that exercise generate a loss equal to the difference between the tax basis of those shares and the amount of income and payroll taxes satisfied with those shares, that loss may not be currently recognizable if, within a period beginning 30 days before the exercise date and ending 30 days after that date, the participant acquires or enters into a contract or option to acquire additional shares of common stock.

Participants may exercise non-ISOs by a “net exercise.” In a net exercise, upon exercise of an option, the Company issues the number of shares with a fair market value equal to the excess of the fair market value of the shares exercised at the time of exercise over the exercise price. In a net exercise, the participant will recognize for Federal income tax purposes ordinary income in an amount equal to the fair market value of the shares actually received. The participant’s tax basis in any shares of common stock received pursuant to a net exercise is equal to the ordinary income recognized with respect to the exercise. In limited circumstances, if the shares of common stock that are received are subject to a restriction on transferability or forfeiture, the participant will not recognize income at exercise but will instead recognize ordinary income when the restrictions or possibility of forfeiture end.

ISOs. No taxable income is recognized by a participant upon the grant or exercise of a stock option that is an ISO. However, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the participant.

If shares of common stock acquired pursuant to the exercise of an ISO are held for at least two years after the date of grant of the ISO and at least one year after the date of exercise of the ISO, then:

●	upon the sale of those shares, any amount realized in excess of the option exercise price will be taxed to that participant as a long-term capital gain, and

●	the Company will not be allowed a deduction.

If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, that disposition would be a “disqualifying disposition,” and generally:

●	the participant will recognize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise, or, if less, the amount realized on the disposition of the shares, over the ISO exercise price, and

●	the Company will be entitled to deduct that amount.

Any other gain realized by the participant on that disposition will be taxed as short-term or long-term capital gain, and will not result in any deduction to the Company. If a participant pays the exercise price in full or in part with previously acquired shares of common stock, the exchange will not affect the tax treatment of the exercise. Upon the exchange, no gain or loss generally will be recognized upon the delivery of the previously acquired shares to the Company, and the shares issued in replacement of the shares used to pay the exercise price will have the same basis and holding period for capital gain purposes as the previously acquired shares. A participant, however, would not be able to utilize the holding period for the previously acquired shares for purposes of satisfying the ISO statutory holding period requirements described above. Additional shares of common stock will have a basis of zero and a holding period that commences on the date the shares of common stock are issued to the participant upon exercise of the ISO. If this exercise is effected using shares of common stock previously acquired through the exercise of an ISO, the exchange of the previously acquired shares may be a disqualifying disposition of those shares of common stock if the holding periods discussed above have not been met.

If an ISO is exercised at a time when it no longer qualifies as an ISO, the option will be treated as a non-ISO. Subject to some exceptions for permanent disability or death, an ISO generally will not be eligible for the federal income tax treatment described above if it is exercised more than three months following a termination of employment (one year if termination is due to death or disability, as defined in the Internal Revenue Code).

Participants may exercise ISOs by a “net exercise.” In a net exercise, upon exercise of an option the Company issues the number of shares with a fair market value equal to the excess of the fair market value of the shares exercised at the time of exercise over the exercise price. In a net exercise, the participant will recognize for Federal income tax purposes ordinary income in an amount equal to the excess of the fair market value of the shares used to pay the exercise price over the option exercise price for such shares. The participant’s tax basis in any shares of common stock received pursuant to a net exercise is equal to the option exercise price for such shares. In limited circumstances, if the shares of common stock that are received are subject to a restriction on transferability or forfeiture, the participant will not recognize income at exercise but will instead recognize ordinary income when the restrictions or possibility of forfeiture end.

Stock Appreciation Rights. No taxable income is recognized by a participant upon the grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary income in an amount equal to the cash received plus the fair market value of any shares of common stock received from the exercise. The participant’s tax basis in the shares of common stock received in the exercise of the SAR will be equal to the ordinary income recognized with respect to the shares of common stock. The participant’s holding period for shares acquired on the exercise of a SAR begins on the exercise date. Income and payroll taxes are required to be withheld on the amount of compensation attributable to the exercise of the SAR, whether the income is paid in cash or shares. Upon the exercise of a SAR, the Company will generally be entitled to a deduction in the amount of the ordinary income recognized by the participant.

Unrestricted and Restricted Stock. Upon the grant of an unrestricted stock award, the participant recognizes ordinary income equal to the fair market value on the date of grant minus the price paid for the shares awarded. A recipient of a restricted stock award recognizes ordinary income only as of and when the shares vest or are no longer subject to a substantial risk of forfeiture (as defined in the Internal Revenue Code). The ordinary income recognized on each vesting or transfer date equals the fair market value on that date less any purchase price paid for the shares. A recipient of a restricted stock award may, however, choose or be required by the terms of the award to elect under Section 83(b) of the Internal Revenue Code to have the ordinary income associated with all of the restricted shares recognized and measured on the date of grant. A recipient who makes such an election and later forfeits restricted shares may claim a loss for tax purposes only in an amount equal to the excess of the purchase price paid for the shares (if any) over the amount received (if any) upon the forfeiture. The Company will generally be entitled to a deduction at the time and in the amount of the ordinary income recognized by the participant.

Restricted Stock Units. A recipient of a restricted stock unit award recognizes ordinary income only as of and when the shares vest or are no longer subject to a substantial risk of forfeiture (as defined in the Internal Revenue Code). The ordinary income recognized on each vesting or transfer date equals the fair market value on that date less the price paid for the shares. The Company will generally be entitled to a deduction at the time and in the amount of the ordinary income recognized by the participant.

Performance Awards and Supplemental Grants. The tax consequences of a performance award depend upon the nature of the underlying award earned if and when the performance goals are achieved. The recipient of a supplemental cash award recognizes ordinary income equal to the amount received, and the Company will generally be entitled to a corresponding deduction.

Certain Limitations on Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code, referred to as the “Section 162(m) limitations,” limits the deductibility for Federal corporate income tax purposes of certain compensation in excess of $1,000,000 per year paid by a publicly traded corporation to “covered employees.” “Covered employees” are determined at the end of the tax year, and consist of the chief executive officer, the chief financial officer, the other three most highly compensated employees of the Company whose compensation is required to be reported to shareholders by reason of such employee being among the three highest compensated officers for the taxable year under applicable SEC rules and regulations and any other individual who was subject to such limitation for any calendar year commencing on or after January 1, 2017.

Before the effective date of the 2017 tax reform legislation, compensation paid to Covered Employees would not be subject to the Section 162(m) limitations if it was considered “qualified performance-based compensation.” Under the regulations to Section 162(m), compensation related to awards (other than supplemental cash awards) is deemed to constitute qualified performance-based compensation if the award met the following conditions: (i) it is made by a committee of the board of directors comprised solely of two or more non-employee directors; (ii) the plan under which the award is made sets forth the maximum number of shares with respect to awards that may be granted to any individual during a specified period; (iii) under the terms of the award, the amount of compensation that an employee can receive is based solely on an increase in the value of the common shares after the date of the grant or award or the entitlement to the compensation subject to the award is contingent solely on the attainment of one or more pre-established and objective performance goals; and (iv) the material terms of the plan are disclosed to and approved by shareholders. Awards made before the 2017 tax reform legislation were intended to satisfy the foregoing requirements with respect to awards to “covered employees.”

The 2017 tax reform legislation removed the “qualified performance-based compensation” exception from Section 162(m). Accordingly, awards made after November 2, 2017 generally are not eligible for the “qualified performance-based compensation” exception and will not be deductible to the extent that they cause the compensation of the affected executive officers to exceed $1,000,000 in any year. Awards that were made and subject to binding written contracts in effect on November 2, 2017, are “grandfathered” under prior law and can still qualify as deductible “qualified performance-based compensation,” even if paid in future years.

As discussed above, payments to or benefits for participants that constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code may be subject to an excise tax imposed on the participant by Section 4999 of the Code. If any such payment or benefit is subject to the excise tax, the payment or benefit may not be deducted by the Company.

Section 409A of the Internal Revenue Code. Certain awards under the Plans may be subject to Section 409A of the Internal Revenue Code, which addresses “nonqualified deferred compensation.” Awards under the Plans are generally designed to avoid the additional taxes, excise taxes and interest imposed by Section 409A on participants, but there is no guarantee that an individual Award will do so. If an Award under the Plans that is subject to Section 409A is not administered in compliance with Section 409A or if an Award under the Plans that is exempt from Section 409A is not administered in compliance with such exemption, or if such Awards are not administered in compliance with their terms, then all compensation under the Plans that is considered “nonqualified deferred compensation” (and awards under any other plan of the Corporation that are required pursuant to Section 409A to be aggregated with the Award) will be taxable to the participant as ordinary income in the year of the violation, or if later, the year in which the compensation subject to the award is no longer subject to a substantial risk of forfeiture. In addition, the participant will be subject to an additional tax equal to 20% of the compensation that is required to be included in income as a result of the violation, plus interest from the date that the compensation subject to the award was required to be included in taxable income.

Amendment and Termination

The 2015 Plan may be amended or terminated by the Committee at any time, without the approval of shareholders or participants, except as noted, provided that any such action shall not affect any awards granted before the actual date on which such action is taken by the Committee; and further provided that the approval of our shareholders shall be required whenever necessary for the 2015 Plan to continue to satisfy the conditions of Rule 16b-3 under the Exchange Act, Section 422 of the Internal Revenue Code with respect to the award of ISOs (unless the Board determines that ISOs shall no longer be granted under the 2015 Plan), any bylaw, rule or regulation of the market system or stock exchange on which our common stock is then listed or admitted to trading, or any other applicable law, rule or regulation.

No awards may be granted under the 2015 Plan from and after April 24, 2015. Unless terminated earlier by the Board, the 2015 Plan will terminate on such date (which shall not be prior to April 24, 2025) that all awards under the 2006 Equity Incentive Plan have been exercised or have terminated.

Benefits Under the Amendment to the 2015 Plan

The Board of Directors approved the amendment to the 2015 Plan in December 2020, subject to shareholder approval. In the event that the amendment to the 2015 Plan is approved by shareholders at the Annual Meeting, the following awards will be made effective as of such date:

Name and Position	Dollar Value ($)	Number of Shares
Scott Longval, President and Chief Executive Officer (1)	541,800	24,876
Ellen Scipta, Chief Financial Officer (2)	59,000	2,708
Michael P. Geraci, Senior Vice President, Sales and Marketing(2)	25,000	1,147
Dennis L. Gonsior, Senior Vice President, Global Operations(2)	30,000	1,377
All current executive officers as a group	655,800	30,108
All current non-executive directors as a group(3)	475,000	-
All employees, other than executive employees, as a group(2)	67,500	3,099

(1) Consists of (i) 18,657 RSUs that will vest in equal one-third annual installments beginning on the first anniversary of the grant date and (ii) 6,219 PRSUs that will vest assuming the Company attains certain revenue goals at the target level in 2023.

(2) Represents the number of PRSUs that will vest assuming the Company attains certain revenue goals at the target level in 2023.

(3) Represents the dollar value of RSUs that will be awarded to the returning non-employee directors on the date of the Annual Meeting. The actual number of RSUs that will be awarded will be determined by dividing such dollar amount by the closing price of the Company’s common stock on the date of the Annual Meeting.

Except as described above, no determinations have been made with respect to any other awards under the amendment to 2015 Plan.

The closing price of the common stock on March 16, 2021 was $26.22 per share, as reported on the Nasdaq Stock Market.

Equity Compensation Plan Information

The following table details information regarding the Company’s existing equity compensation plans as of December 31, 2020:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (3)
Equity compensation plans approved by security holders	907,374	$6.51	139,978
Equity Compensation plans not approved by security holders	-	-	-
Totals	907,374	$6.51	139,978

(1)	The amount in column (a) includes outstanding options to purchase 690,136 shares of common stock and unvested restricted stock units for 217,238 shares of common stock.

(2)	The weighted average exercise price in column (b) is based only on outstanding stock options.

(3)	The amount shown in column (c) includes 72,694 shares issuable under the Company’s Amended and Restated 2015 Equity Incentive Plan (the “2015 Plan”) and 67,284 shares available for purchase under the Company’s Employee Stock Purchase Plan. Under the terms of the 2015 Plan, as outstanding options under the Company’s 2006 Equity Incentive Plan expire, terminate, are cancelled or forfeited or are withheld in a net exercise, the shares of common stock subject to such options will become available for issuance under the 2015 Plan. As of December 31, 2020, 324,661 shares of common stock were subject to outstanding options under the 2006 Equity Incentive Plan. Accordingly, if any of these options expire, terminate, are cancelled or forfeited or are withheld in a net exercise, the shares of common stock subject to such options also will be available for issuance under the 2015 Plan.

The Board of Directors recommends that the shareholders vote for approval of the amendment to the Amended and Restated 2015 Equity Incentive Plan.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF auditor

The Company’s independent registered public accounting firm for the fiscal year ended December 31, 2019 was the firm of Baker Tilly Virchow Krause, LLP (previously known as Virchow, Krause & Company, LLP), referred to as “Baker Tilly.” Baker Tilly was engaged as independent auditor beginning in August 2005. The Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020 was the firm of Deloitte & Touche LLP, referred to as “Deloitte.” Services provided to the Company and its subsidiaries by Deloitte in 2020 are described below under “Independent Registered Public Accounting Firm Fee Information.”

As discussed below, the Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP, referred to as “Deloitte”, to serve as the independent registered public accounting firm for the year ending December 31, 2021. Shareholders will be asked to ratify this appointment. Although action by the shareholders on this matter is not required, the Audit Committee believes it is appropriate to seek shareholder ratification of the appointment of the independent registered public accounting firm to provide a forum for shareholders to express their views with regard to the Audit Committee’s appointment. If the shareholders do not ratify the appointment of Deloitte, the selection of independent registered public accounting firm may be reconsidered by the Audit Committee; provided however, the Audit Committee retains the right to continue to engage Deloitte. Notwithstanding the ratification of Deloitte as the Company’s independent registered public accounting firm for the year ending December 31, 2021, the Audit Committee retains the right to replace Deloitte at any time without shareholder approval.

A representative of Deloitte is expected to be present at the Annual Meeting and to be available to respond to appropriate questions. The representative will have the opportunity to make a statement if he or she so desires.

Change in Certifying Accountant

The Company conducted a competitive process to determine the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020 and invited several independent registered public accounting firms to participate in this process, including the Company’s then current independent registered public accounting firm, Baker Tilly.

Following review of proposals from the independent registered public accounting firms that participated in the process, on January 21, 2020, the Audit Committee of the Board of Directors of the Company approved the selection of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, subject to the completion of Deloitte’s standard client acceptance procedures and execution of an engagement letter, and determined to terminate the Company’s relationship with Baker Tilly as the Company’s independent registered public accounting firm.

Baker Tilly continued as the Company’s independent registered public accounting firm for the purpose of completing the audit of the Company’s financial statements for the year ended December 31, 2019 and was dismissed upon completion of such audit on March 16, 2020.

Baker Tilly’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2018 and December 31, 2019 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that: (i) Baker Tilly’s report on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2018 included a paragraph stating: “As discussed in Notes 1 and 5 to the consolidated financial statements, the Company has changed its method of accounting for revenue for all periods presented due to the full retrospective adoption of FASB Accounting Standards Update No. 2014-09 (Topic 606), Revenue from Contracts with Customers, and related amendments.” and (ii) Baker Tilly’s report on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2019 included a paragraph stating: “As discussed in Notes 1 and 12 to the consolidated financial statements, the Company has changed its method of accounting for operating leases as of January 1, 2019 due to the adoption of ASU 2016-02, Leases (Topic 842).”

During the fiscal years ended December 31, 2018 and December 31, 2019, and the subsequent interim periods through March 16, 2020, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Baker Tilly on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Baker Tilly’s satisfaction, would have caused Baker Tilly to make reference thereto in its reports; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company requested Baker Tilly to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of Baker Tilly’s letter, dated March 16, 2020, is filed as Exhibit 16.2 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on March 16, 2020.

During the fiscal years ended December 31, 2018 and December 31, 2019 and the subsequent interim periods through January 21, 2020, neither the Company nor anyone on its behalf has consulted with Deloitte regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any matter that was a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Independent Registered Public Accountant Fee Information

Fees for professional services provided by Deloitte, the Company’s independent auditor for the fiscal year ended December 31, 2020, in each of the following categories were:

Services Rendered (1)	2020

Audit Fees	$504,200
Audit-Related Fees	20,000
Tax Fees	—
All Other Fees	13,000
Total	$537,200

(1)	The aggregate fees included in Audit Fees are fees billed for the fiscal years. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

Audit Fees. The audit fees for 2020 include fees for professional services rendered for the audit of the Company’s annual financial statements included in the Company’s Form 10-K Reports, the review of the financial statements included in the Company’s Form 10-Q Reports, and professional services rendered for a required review of the Company’s other Securities and Exchange Commission filings.

Audit-Related Fees. The audit-related fees for 2020 include fees for audits of the Company’s employee benefit plan.

All Other Fees. The all other fees for 2020 primarily related to audit engagement general expenses.

Tax Fees. We did not use Deloitte for domestic tax services in 2020.

Auditor Independence

The Audit Committee has considered the nature of the above-listed services provided by Deloitte and determined that the provisions of the services are compatible with Deloitte maintaining their independence.

Pre-Approval Policy

The Audit Committee has established pre-approval policies and procedures pursuant to which the Audit Committee pre-approved the foregoing audit and permissible non-audit services provided by Deloitte in 2020.

Audit Committee Report

The Audit Committee has prepared the following report on its activities with respect to the Company’s audited consolidated financial statements for the year ended December 31, 2020, which are referred to herein as the Company’s audited consolidated financial statements:

●	The Audit Committee has reviewed and discussed the audited consolidated financial statements with management.

●	The Audit Committee has discussed with Deloitte, the Company’s independent auditors, the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees,” as issued by the Public Company Accounting Oversight Board.

●	The Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committees concerning independence, and has discussed with Baker Tilly their independence.

●	Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the Securities and Exchange Commission.

The Audit Committee:
Nicholas A. Giordano, Chairman	Heather D. Rider
Raymond O. Huggenberger	Philip I. Smith
Robert N. Masucci

The Board of Directors recommends that shareholders vote “FOR” ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for 2021.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities, referred to collectively as the “reporting persons,” to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports.

Based on the Company’s review of the copies of these reports received by it and written representations, if any, received from reporting persons with respect to the filing of reports of Forms 3, 4 and 5, the Company believes that all filings required to be made by the reporting persons for fiscal year 2020 were made on a timely basis except that Messrs. Gorder, Longval, Geraci and Gonsior did not timely report a grant of RSUs in February 2020 and Mr. Giordano did not timely report a net exercise of stock options and subsequent gift of those shares in December 2020.

Shareholder Proposals for 2021 Annual Meeting

Under the Company’s bylaws, shareholder proposals with respect to the 2022 Annual Meeting of Shareholders, including nominations for directors, which have not been previously approved by the Board of Directors, must be submitted to the Secretary of the Company no later than November 22, 2021. Any such proposals must be in writing and sent either by personal delivery, nationally recognized express mail or United States mail, postage prepaid to Corporate Secretary, Intricon Corporation, 1260 Red Fox Road, Arden Hills, Minnesota 55112. Each nomination or proposal must include the information required by the bylaws. All late or nonconforming nominations and proposals may be rejected by the officer presiding at the meeting.

Shareholder proposals for the 2022 Annual Meeting of Shareholders must be submitted to the Company by November 22, 2021 to receive consideration for inclusion in the Company’s Proxy Statement relating to the 2022 Annual Meeting of Shareholders. Any such proposal must also comply with Securities and Exchange Commission proxy rules, including Securities and Exchange Commission Rule 14a-8, and any applicable requirements set forth in the bylaws.

In addition, shareholders are notified that the deadline for providing the Company timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Company’s 2022 Annual Meeting of Shareholders is November 22, 2021. As to all such matters which the Company does not have notice on or prior November 22, 2021, discretionary authority shall be granted to the persons designated in the Company’s Proxy related to the 2022 Annual Meeting of shareholders to vote on such proposal.

Annual Report to Shareholders

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 as filed with the Securities and Exchange Commission is being provided or made available to each shareholder with this Proxy Statement.

The Company files reports and other information with the Securities and Exchange Commission. Copies of these documents may be obtained at the Securities and Exchange Commission ’s public reference room in Washington, D.C. The Company’s Securities and Exchange Commission filings are also available on the Securities and Exchange Commission ’s web site at http://www.sec.gov.

EACH SHAREHOLDER CAN OBTAIN A COPY OF THE CORPORATION’S ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES FOR THE YEAR ENDED DECEMBER 31, 2020 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST TO: INTRICON CORPORATION, 1260 RED FOX ROAD, ARDEN HILLS, MINNESOTA 55112 ATTN: ELLEN SCIPTA.

HOUSEHOLDING

In order to reduce printing costs and postage fees, the Company has adopted the process called “householding” for mailing its annual report and proxy statement to “street name holders,” which refers to shareholders whose shares are held in a stock brokerage account or by a bank or other nominee. This means that street name holders who share the same last name and address will receive only one copy of the Company’s annual report and proxy statement, unless the Company receives contrary instructions from a street name holder at that address. The Company will continue to mail a proxy card to each shareholder of record who requests it.

The Company will promptly deliver separate copies of the Company’s proxy statement and annual report upon written or oral request. If you prefer to receive multiple copies of the Company’s proxy statement and annual report at the same address, you may obtain additional copies by writing to Intricon Corporation, Attention: Ellen Scipta, Chief Financial Officer, 1260 Red Fox Road, Arden Hills, Minnesota 55112 or by calling Ms. Scipta at (651) 636-9770. Eligible shareholders of record receiving multiple copies of the annual report and proxy statement can request householding by contacting the Company in the same manner.

Other Matters

The Company is not presently aware of any matters (other than procedural matters) that will be brought before the Meeting which are not reflected in the attached Notice of the Meeting. The accompanying proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (i) matters which the Company did not receive notice by November 13, 2020 were to be presented at the Meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the Meeting. In connection with such matters, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Scott Longval
President and Chief Executive Officer

Appendix A

INTRICON CORPORATION

AMENDED AND RESTATED

2015 EQUITY INCENTIVE PLAN

1.    Purposes

The purposes of the Intricon Corporation Amended and Restated 2015 Equity Incentive Plan (the “Plan”) are to (i) promote the long-term retention of employees of Intricon Corporation (“Intricon”), and its current and future subsidiaries (collectively, the “Company”), directors of Intricon and other persons who are in a position to make significant contributions to the success of the Company; (ii) further reward these employees, directors and other persons for their contributions to the Company’s growth and expansion; (iii) provide additional incentive to these employees, directors and other persons to continue to make similar contributions in the future; and (iv) to further align the interests of these employees, directors and other persons with those of Intricon’s shareholders. These purposes will be achieved by granting to such employees and other persons, in accordance with the provisions of this Plan, Options, Stock Appreciation Rights, Restricted Stock or Unrestricted Stock, Deferred Stock, Restricted Stock Units or Performance Awards, for shares of Intricon’s common stock, par value $1.00 per share (“Common Stock”), or Supplemental Grants, or combinations thereof (collectively, “Awards”).

As of the Effective Date of the Plan, no additional grants will be made under the Company’s 2006 Equity Incentive Plan (the “2006 Plan”). Any shares of Common Stock not subject to exercised or outstanding grants under the 2006 Plan as of the Effective Date (the “Remaining 2006 Plan Shares”) may be issued under this plan. As of the Effective Date, Intricon also has grants outstanding under the 2001 Stock Option Plan and Amended and Restated Non-Employee Directors’ Stock Option Plan (collectively, with the 2006 Plan, the “Old Plans”). Outstanding grants under the Old Plans will continue to be governed by the terms of such grants and the terms of the Old Plans under which they were issued.

2.    Aggregate Number of Awards

2.1    Shares Subject to the Plan and Maximum Awards.   The aggregate number of shares of Common Stock for which Awards may be granted under the Plan shall be 1,000,214 shares of Common Stock (which includes the Remaining 2006 Plan Shares); provided, however, that such share reserve shall be increased from time to time by a number of shares equal to the number of shares of Common Stock that are issuable pursuant to grants outstanding under the Old Plans as of the Effective Date that but for the termination or suspension of the Old Plans, would otherwise have reverted to the share reserve of the Old Plans pursuant to the terms thereof as a result of the expiration, termination, cancellation, cashless exercise, net exercise or forfeiture of such options. Such maximum numbers of shares are subject to adjustment in accordance with Section 2.6. Treasury shares, reacquired shares (including shares of Common Stock purchased in the open market) and unissued shares of Common Stock may be used for purposes of the Plan, at Intricon’s sole discretion. No fractional shares of Common Stock shall be issued under the Plan.

2.2   Individual Limits.   The maximum number of shares of Stock for which Stock Options may be granted to any person in any fiscal year and the maximum number of SARs granted to any person in any fiscal year will each be 50,000. The maximum number of shares subject to other Awards granted to any person in any fiscal year will be 50,000 shares.

2.3    Reversion of Shares to the Share Reserve.   Shares of Common Stock that were issuable pursuant to an Award that has terminated but with respect to which such Award had not been exercised, shares of Common Stock that are issued pursuant to an Award but that are subsequently forfeited and shares of Common Stock that were issuable pursuant to an Award that was payable in Common Stock or cash but that was satisfied in cash, shall be available for future Awards under the Plan and shall not count toward the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1.

2.4    Shares Used to Pay Exercise Price and Taxes.   If a Participant pays the exercise price of an Option by surrendering previously owned shares of Common Stock, as may be permitted by the Compensation Committee (“Committee”) of the Board of Directors (“Board”) of Intricon, and/or arranges to have the appropriate number of shares of Common Stock otherwise issuable upon exercise withheld by the Company to cover the purchase price in a cashless exercise or net exercise or the withholding tax liability associated with the Option exercise, the surrendered, forfeited or withheld shares of Common Stock used to pay the exercise price and/or to pay taxes shall not count towards the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1. Anything in this Plan to the contrary notwithstanding, shares issued in connection with a so-called “cashless exercise” effected by a broker by the sale of shares in the market shall count towards the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1. If a Participant, as permitted by the Committee, arranges to have an appropriate number of shares of a Stock Award withheld by the Company to cover the withholding tax liability associated with such Stock Award, the shares of Common Stock used to pay taxes shall not count towards the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1.

2.5    Other Items Not Included in Allocation.   The maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1 shall not be affected by (i) the payment in cash of dividends or dividend equivalents in connection with outstanding Awards; (ii) the granting or payment of stock-denominated Awards which by their terms may be settled only in cash; or (iii) Awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who have become employees as a result of a merger, consolidation, or acquisition or other corporate transaction involving the Company.

2.6    Adjustments.   In the event of any stock dividend, stock split, combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, divestiture or other distribution (other than ordinary cash dividends) of assets to shareholders, or any other event affecting the Common Stock that the Committee deems, in its sole discretion, to be similar circumstances, the Committee shall make such adjustments as it may deem appropriate, in its discretion, to: (i) the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1; (ii) the maximum number of shares of Common Stock that may be granted to any single individual pursuant to Section 2.1; (iii) the number or kind of shares subject to an Award; (iv) the exercise price or base price applicable to an Award; (v) any measure of performance that relates to an Award in order to reflect such change in the Common Stock; and/or (vi) any other affected terms of any equity-based Award. The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, as the Committee may determine in its sole discretion.

2.7    Par Value.   Notwithstanding anything herein to the contrary, if a Participant is required by applicable law to pay the par value of the Common Stock subject to an Award, such payment may be made in any form permitted by applicable law, including services performed or contracted to be performed, in the sole discretion of the Committee.

3.    Participation

3.1    Eligible Persons.   All current and future employees of the Company, including officers (“Employees”), all directors of Intricon (including directors who are Employees and directors who are not Employees) and all other persons who are not Employees or directors who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company (including independent contractors and consultants), shall be eligible to receive Awards under the Plan (each, a “Participant”). No eligible Employee, director or other person shall have any right to receive an Award except as expressly provided by the Committee.

3.2    Considerations to Participation.   The Participants who shall actually receive Awards under the Plan shall be determined by the Committee in its sole discretion. In making such determinations, the Committee shall consider the positions and responsibilities of eligible Employees and other persons, their past performance and contributions to the Company’s growth and expansion, the value of their services to the Company, the difficulty of finding qualified replacements, and such other factors as the Committee deems pertinent in its sole discretion.

3.3    Cancellation and Modification of Awards.   In the event of a change in a Participant’s duties and responsibilities, or a transfer of the Participant to a different position, the Committee may cancel or modify any Award granted to such Participant or adjust the number of shares of Common Stock subject thereto commensurate with the transfer or change in responsibility, as determined by the Committee, in its discretion, provided that no such action shall violate the provisions of Section 5.1(b)(4), and provided further that the Committee may not modify or cancel Awards exercisable at the time of such change in duties or responsibilities or transfer or to which the Participant was irrevocably entitled at the time of such change or transfer.

4.    Administration

4.1    Power and Authority.   The Committee shall have full and exclusive power to administer and interpret the Plan, to grant Awards and to adopt such administrative rules, regulations, procedures and guidelines governing the Plan and the Awards as it may deem necessary in its discretion, from time to time. The Committee’s authority shall include, but not be limited to, the authority to: (i) determine the type of Awards to be granted under the Plan; (ii) select Award recipients and determine the extent of their participation; (iii) determine the method or formula for establishing the fair market value of the Common Stock for various purposes under the Plan; and (iv) establish all other terms, conditions, restrictions and limitations applicable to Awards and the shares of Common Stock issued pursuant to Awards, including, but not limited to, those relating to a Participant’s Retirement (as defined in Section 6.1(e)), death, Disability, leave of absence or termination of employment. The Committee may accelerate (subject to the restrictions in the Plan) or defer the vesting or payment of Awards, cancel or modify outstanding Awards, waive any conditions or restrictions imposed with respect to Awards or the Common Stock issued pursuant to Awards and make any and all other interpretations and determinations which it deems necessary with respect to the administration of the Plan, except that the Committee may not, without the consent of the holder of an Award or unless specifically authorized by the terms of the Plan or an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder. The Committee’s right to make any decision, interpretation or determination under the Plan shall be in its sole and absolute discretion.

4.2    Administrators of the Plan.   The Plan shall be administered by the Committee. The Committee may delegate all or any portion of its authority hereunder to one or more subcommittees consisting of at least one Committee member (and references in this Plan to the “Committee” shall thereafter be to the Committee or such subcommittees). The Committee shall be comprised of no fewer than three members, each of whom must qualify as (i) an “Independent Director” within the meaning of the Nasdaq Stock Market listing rules or any future corresponding rule; and (ii) a “non-employee director” within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any future corresponding rule; or provided that the failure of the Committee or of the Board for any reason to be composed solely of Independent Directors or non-employee directors shall not prevent an Award from being considered granted under this Plan. Without limiting the generality of the foregoing, the Committee shall have the authority to select a class of potential Award recipients and the extent of their participation and to delegate to an appropriate officer of the Company the authority to determine the individual Participants and amount and nature of the Award to be issued to such Participants, subject to such criteria, limitations and instructions as the Committee shall determine; provided, however, that no Awards shall be made pursuant to such delegation to a Participant who is subject to Section 16(b) of the 1934 Act.

4.3    Administration of the Plan.   The Committee may adopt such rules for the administration of the Plan as it deems necessary or advisable, in its sole discretion. For all purposes of the Plan, a majority of the members of the Committee shall constitute a quorum, and the vote of a majority of the members of the Committee (or written consent of all of the members) on a particular matter shall constitute the act of the Committee on that matter. The Committee shall have the exclusive right to construe the Plan and any Award, to settle all controversies regarding the Plan or any Award, to correct defects and omissions in the Plan and in any Award, and to take such further actions as the Committee deems necessary or advisable, in its sole discretion, to carry out the purpose and intent of the Plan. Such actions shall be final, binding and conclusive upon all parties concerned.

4.4    Liability; Indemnification.   No member of the Committee shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the good faith exercise of any authority or discretion granted in the Plan to the Committee, or for any act or omission of any other member of the Committee. The members of the Committee shall be entitled to indemnification and reimbursement to the fullest extent provided in Intricon’s articles of incorporation, bylaws and applicable law. In the performance of its functions under the Plan, the Committee shall be entitled to rely upon information and advice furnished by Intricon’s officers, accountants, counsel and other parties the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon such advice.

4.5    Costs; Liabilities.   All costs incurred in connection with the administration and operation of the Plan shall be paid by the Company. Except for the express obligations of the Company under the Plan and under Awards granted in accordance with the provisions of the Plan, the Company shall have no liability with respect to any Award, or to any Participant or any transferee of shares of Common Stock from any Participant, including, but not limited to, any tax liabilities, capital losses, or other costs or losses incurred by any Participant or any such transferee.

5.    Types of Awards

5.1    Options.

        (a)    An Option is an Award entitling the recipient on exercise thereof to purchase Common Stock at a specified exercise price. Both “incentive stock options,” as defined in Section 422 of the Code (any Option intended to qualify as an incentive stock option is hereinafter referred to as an “ISO”), and Options that are not incentive stock options (any such Option is hereinafter referred to as a “non-ISO”), may be granted under the Plan. ISOs shall be awarded only to Employees. The maximum amount of ISOs that may be awarded under the Incentive Plan will not exceed 1,000,214 shares of Common Stock plus the number of shares of Common Stock that are issuable pursuant to option grants outstanding under the

Old Plans as of the Effective Date that but for the termination or suspension of the Old Plans, would otherwise have reverted to the share reserve of the Old Plans pursuant to the terms thereof as a result of the expiration, termination, cancellation, cashless exercise, net exercise or forfeiture of such options.

        (b)    The exercise price of an Option shall be determined by the Committee subject to the following:

(1)    The exercise price of an ISO shall not be less than 100% (110% in the case of an ISO granted to a ten percent or greater shareholder) of the fair market value of the Common Stock subject to the ISO, determined as of the time the Option is granted. A ten percent shareholder is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries.

(2)    The exercise price of a non-ISO shall not be less than 100% of the fair market value of the Common Stock subject to the non-ISO, determined as of the time the non-ISO is granted.

(3)    To the extent required by applicable law, the exercise price paid for Common Stock which is part of an original issue of authorized Common Stock shall not be less than the par value per share of the Common Stock.

(4)    In no case may the Committee reduce the exercise price of an Option at any time after the time of grant, including by amendment or cancellation and subsequent issuance or by exchange of Options with a lower exercise price, except in the case of an adjustment as set forth in Section 2.6(iv) or unless approved by Shareholders. Further the Company may not repurchase an Option that is “out of the money” (i.e., its exercise price is lower than the then current fair market value) in exchange for cash, another Option and/or other property, at any time during the term of such Option unless approved by Shareholders. This Section 5.1(b)(4) may not be repealed, or modified or amended in a manner adverse to Shareholders, without the prior approval of the Shareholders.

(5)    Notwithstanding (1) and (2) above, an Option (whether an ISO or non-ISO) may be granted with an exercise price determined according to the provisions of Section 424(a) of the Code, if the grant of such Option is pursuant to a transaction described in Section 424(a) of the Code.

        (c)    The period during which an Option may be exercised shall be determined by the Committee, except that the period during which an Option may be exercised shall not exceed ten years (five years, in the case of an ISO granted to a ten percent shareholder) from the date the Option was granted.

         (d)    An Option shall become exercisable at such time or times, and on such terms and conditions, as the Committee may determine; provided, however, that no Option shall become exercisable earlier than one (1) year from the date the Option was granted except as provided in Section 6. The Committee may at any time accelerate the time at which all or any part of the Option may be exercised, except that no Option may be made exercisable earlier than one (1) year from the date the Option was granted except as provided in Section 6. Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (i) any documents required by the Committee and (ii) payment in full in accordance with Section 5.1(e) or Section 5.1(h) below for the number of shares for which the Option is exercised.

(e)    Stock purchased on exercise of an Option must be paid for as follows: (i) in cash or by check (acceptable to Intricon in accordance with guidelines established for this purpose), bank draft or money order payable to the order of Intricon or (ii) if so permitted by the instrument evidencing the

Option or by the Committee (A) through the delivery of shares of Common Stock which have been outstanding for at least six months (unless the Board expressly approves a shorter period) and which have a fair market value on the date of exercise at least equal to the exercise price, or (B) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to Intricon sufficient funds to pay the exercise price (including in connection with a so-called “cashless exercise” effected by such broker), (C) pursuant to a “net exercise” effected pursuant to Section 5.1(h) or (D) by any combination of the permissible forms of payment.

(f)     In the event a Participant tenders shares of Common Stock to pay the exercise price of an Option and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld or sold to pay the applicable withholding taxes, in no case may the Committee grant “reload” or “restoration” options entitling the Participant to purchase shares of Common Stock equal to the sum of the number of such shares tendered to pay the exercise price and the number of shares used to pay the withholding taxes.

(g)     Any Employee who disposes of shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such shares to the Employee shall notify the Company of such disposition and of the amount realized upon such disposition.

(h) Net Exercise. In addition to the methods of payment of the Option exercise price set forth in Section 5.1(e), the Option exercise price may be payable by a “net exercise,” without the payment of cash, pursuant to which upon exercise and surrender of the Option by the Participant pursuant to this Section, the Company will issue to the Participant a number of shares of Common Stock calculated as follows:

X= Y(A-B)

      A

Where:

X =       The number of shares of Common Stock to be issued to the Participant.

Y =      The number of shares of Common Stock purchasable under the Option or, if only a portion of the Option is being exercised, the number of shares of Common Stock for which the Option is being exercised Common Stock.

A =     The fair market value of one (1) share of Common Stock on the date that the Option is exercised.

B =       The exercise price of the Option for one (1) share of Common Stock.

In the event that the above formula results in a fractional share, such fractional share shall be cancelled without compensation.

This net exercise payment method shall be available for all Options issued under the Plan, regardless of whether the form of Option Award contains such a provision except to the extent that form of Option Award expressly prohibits the net exercise payment method.

Anything in this Section to the contrary notwithstanding in the case of a net exercise by a Participant that is subject to tax withholding by the Company, a net exercise shall not be recognized unless and until the Participant has made arrangements acceptable to the Company to pay such withholding.

Pursuant to Section 2.4 of the Plan, the shares of Common Stock represented by any Option which are not issued as a result of the use of the net exercise payment method shall become available for the grant of Options under the Plan as fully as if such shares of Common Stock had never been subject to an Option.

For the avoidance of doubt, the “net exercise” method can be used only if the fair market value exceeds the exercise price of the Option.”

5.2    Stock Appreciation Rights.

(a)     A Stock Appreciation Right (“SAR”) is an Award entitling the recipient on its exercise to receive an amount, in cash or Common Stock or a combination thereof (such form to be determined by the Committee), determined in whole or in part by reference to appreciation in Common Stock value. In general, a SAR entitles the Participant to receive, with respect to each share of Common Stock as to which the SAR is exercised, the excess of the share’s fair market value on the date of exercise over its fair market value on the date the SAR was granted (sometimes referred to as the “base price”), except that if a SAR is granted retroactively in substitution for an Option, the fair market value established by the Committee may be the fair market value at the time such Option was granted.

(b)     SARs may be granted in tandem with, or independently of, Options granted under the Plan. A SAR granted in tandem with an Option that is not an ISO may be granted either at or after the time the Option is granted. A SAR granted in tandem with an ISO may be granted only at the time the Option is granted.

(c)     When SARs are granted in tandem with Options, the following rules shall apply:

(1)     The SAR shall be exercisable only at such time or times, and to the extent, that the related Option is exercisable and shall be exercisable in accordance with the procedure required for exercise of the related Option; provided, however, that no SAR shall become exercisable earlier than one (1) year from the date the SAR was granted except as provided in Section 6.

(2)     The SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a SAR granted with respect to less than the full number of shares covered by an Option shall not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR.

(3)     The Option shall terminate and no longer be exercisable upon the exercise of the related SAR.

(4)     The SAR shall be transferable only with the related Option.

(5)     A SAR granted in tandem with an ISO may be exercised only when the market price of the Stock subject to the Option exceeds the exercise price of such option.

        (d)     A SAR not granted in tandem with an Option shall become exercisable at such time or times, and on such terms and conditions, as the Committee may specify; provided, however, that no SAR shall become exercisable earlier than one (1) year from the date the SAR was granted except as provided in Section 6. The Committee may at any time accelerate the time at which all or any part of the

SAR may be exercised except that no SAR may be made exercisable earlier than one (1) year from the date the Option was granted except as provided in Section 6. Any exercise of an independent SAR must be in writing, signed by the proper person and delivered or mailed to Intricon, accompanied by any other documents required by the Committee.

(e)       In no case may the Committee reduce the base price of a SAR at any time after the time of grant, including by amendment or cancellation and subsequent issuance or by exchange of SARs with a lower base price, except in the case of an adjustment as set forth in Section 2.6(iv) or unless approved by Shareholders. Further the Company may not repurchase a SAR that is “out of the money” (i.e., the base price is lower than the then current fair market value of a share of Common Stock) in exchange for cash, another SAR and/or other property), at any time during the term of such SAR unless approved by Shareholders. This Section 5.2(e) may not be repealed, or modified or amended in a manner adverse to Shareholders, without the prior approval of the Shareholders.

5.3    Stock Awards.

(a)    Form of Awards.   The Committee may grant Awards (“Stock Awards”) which are payable in shares of Common Stock or denominated in units equivalent in value to shares of Common Stock or are otherwise based on or related to shares of Common Stock, including, but not limited to, Awards of Unrestricted Stock, Restricted Stock, Deferred Stock and Restricted Stock Units, subject to such terms, conditions, restrictions and limitations as the Committee may determine to be applicable to such Stock Awards, in its discretion, from time to time. The Committee may consider the impact of the conditions, restrictions or limitations applicable to a Stock Award, as well as the possibility of forfeiture or cancellation, in determining the fair market value for purposes of determining the number of shares of Common Stock allocable to a Stock Award. Without limiting the generality of the foregoing, the Committee may issue Stock Awards to Participants in connection with management or employee stock purchase programs.

(b)    Unrestricted Stock.   Shares of Common Stock may be used as payment for services rendered, and unless otherwise determined by the Committee, no minimum vesting period shall apply to such shares. Any shares of Common Stock used for such payment shall be valued at the fair market value of such shares at the time of payment and shall be subject to such terms, conditions, restrictions and limitations as shall be determined by the Committee at the time of payment.

(c)    Restricted Stock.   A Restricted Stock Award entitles the recipient to acquire shares of Common Stock subject to the restrictions described in Section 5.3(c)(3) (“Restricted Stock”) for no consideration, nominal consideration or any higher price, all as determined by the Committee, subject to Section 2.7.

(1)     A Participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the Participant accepts the Award by written instrument delivered or mailed to Intricon accompanied by payment in full of the specified purchase price, if any, of the shares covered by the Award. Payment may be by certified or bank check or other instrument acceptable to the Committee.

(2)     A Participant who receives Restricted Stock shall have all the rights of a shareholder with respect to such stock, including voting rights but excluding dividend rights, subject to the restrictions described in 5.3(c)(3) and any other conditions imposed by the Committee at the time of grant. Unless the Committee otherwise determines, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are free of all restrictions under the Plan.

(3)     Except as otherwise specifically provided by the Plan or the Award, Restricted Stock may not be sold, assigned, exchanged, pledged, gifted or otherwise disposed of, or transferred, and if a Participant suffers a Status Change (as defined in Section 6.1) for any reason (other than by reason of death or Permanent Disability or Retirement), must be offered to Intricon for purchase for the amount of cash paid for such stock, or forfeited to the Company if no cash was paid. These restrictions shall lapse at such time or times, and on such terms and conditions, as the Committee may determine; provided, however, that such restrictions shall not lapse earlier than one (1) year from the date the Restricted Stock Award was granted except as provided in Section 6. The Committee may at any time accelerate the time at which the restrictions on all or any part of the shares shall lapse except that no restrictions shall lapse earlier than one (1) year from the date the Restricted Stock Award was granted except as provided in Section 6.

(4)     Any Participant making, or required by an Award to make, an election under Section 83(b) of the Code with respect to Restricted Stock shall deliver to Intricon, within ten days of the filing of such election with the Internal Revenue Service, a copy of such election.

(5)     The Committee may, at the time any Award described in this Section 5 is granted, provide that any or all the Common Stock delivered pursuant to the Award shall be Restricted Stock.

(6)     The Committee may, in its sole discretion, approve the sale to any Participant of shares of Common Stock free of restrictions under the Plan for a price which is not less than the par value of the Common Stock.

(d)    Deferred Stock.   A Deferred Stock Award entitles the recipient to receive shares of Common Stock to be delivered in the future. Delivery of the Common Stock shall take place at such time or times, and on such terms and conditions, as the Committee may determine; provided, however, that delivery of the shares shall not occur earlier than one (1) year from the date the Deferred Stock Award was granted except as provided in Section 6. The Committee may at any time accelerate the time at which delivery of all or any part of the Common Stock shall take place; provided, however, that delivery of the shares shall not occur earlier than one (1) year from the date the Deferred Stock Award was granted except as provided in Section 6.

(e)    Restricted Stock Units.   A Restricted Stock Unit is an Award denominated in shares of Restricted Stock, pursuant to a formula determined by the Committee, which may be settled either in shares of Restricted Stock or in cash, in the discretion of the Committee, subject to such other terms, conditions, restrictions and limitations determined by the Committee from time to time; provided, however, that Restricted Stock Units shall not become vested and settled earlier than one (1) year from the date the Restricted Stock Unit was granted except as provided in Section 6. The Committee may at any time accelerate the time at which Restricted Stock Units shall be vested and settled except that no restrictions shall lapse earlier than one (1) year from the date the Restricted Stock Unit was granted except as provided in Section 6.

5.4    Supplemental Grants.   In connection with any Award under this Section 5, the Committee may grant a supplemental cash award to the Participant (a “Supplemental Grant”) not to exceed an amount equal to (i) the amount of any Federal, state and local income tax on ordinary income for which the Participant may be liable with respect to the underlying Award, determined by assuming taxation at the highest marginal rate, plus (ii) an additional amount on a grossed-up basis intended to make the Participant whole on an after-tax basis after discharging all the Participant’s income tax liabilities arising from all payments under this Section 5. Any Supplemental Grant under this Section 5.4 shall be made at the time the Participant incurs Federal income tax liability with respect to the underlying Award.

5.5    Performance Awards.   A Performance Award entitles the recipient to receive, without payment, an Award or Awards described in this Section 5 (such form to be determined by the Committee) following the attainment of such performance goals, during such measurement period or periods, and on such other terms and conditions, all as the Committee may determine. Performance goals may be related to personal performance, corporate performance, group or departmental performance or any such other category of performance as the Committee may determine. The Committee shall have the authority to determine the performance goals, the period or period during which performance is to be measured and all other terms and conditions applicable to the Award.

5.6    Section 409A of the Code.

(a)    Awards under the Plan are intended either to be exempt from or to satisfy the requirements of Section 409A of the Code and shall be construed accordingly. However, the Company shall not be liable to any Participant or other holder of an Award with respect to any Award-related adverse tax consequences arising under Section 409A or other provision of the Code.

(b)     To the extent that an Award under the Plan is intended to satisfy the requirements of Section 409A of the Code and a provision of the Plan or an Award agreement contravenes any Treasury regulations or other guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and additional tax under Section 409A of the Code, such provision of the Plan or Award shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority will contravene Section 409A of the Code or the Treasury regulations or other guidance promulgated thereunder and any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to an Award that is intended to be exempt from Section 409A of the Code to the extent such discretionary authority would make such Award subject to Section 409A of the Code..

(c)     Notwithstanding any provisions of this Plan or any Award granted hereunder to the contrary, no acceleration shall occur with respect to any Award to the extent such acceleration would cause the Plan or an Award granted hereunder to fail to comply with Section 409A of the Code.

(d)     Notwithstanding any provisions of this Plan or any applicable Award agreement to the contrary, no payment shall be made with respect to any Award granted under this Plan to a “specified employee” (as such term is defined for purposes of Section 409A of the Code) prior to the six-month anniversary of the employee’s separation of service to the extent such six-month delay in payment is required to comply with Section 409A of the Code.

(e) A termination of employment shall not be deemed to have occurred for purposes of any provision of this Plan or any Award providing for the payment of any amounts or benefits upon or following a termination of employment unless such termination is also a “Separation from Service” within the meaning of Section 409A and, for purposes of any such provision of this Agreement, references to a “resignation,” “termination,” “termination of employment”, “termination of service”, “retirement” or like terms shall mean Separation from Service.

6.    Events Affecting Outstanding Awards

6.1  Termination of Service by Death or Permanent Disability or Retirement. If a Participant who is an Employee or director ceases to be an Employee or director, or if there is a termination of the consulting, service or other relationship in respect of which a non-Employee Participant was granted an Award under the Plan (such termination of employment or other relationship referred to as a “Status Change”) in any case by reason of death or Permanent Disability or Retirement, the following rules shall apply, unless otherwise determined by the Committee:

(a)       All Options and SARs held by the Participant at the time of such Status Change shall automatically become exercisable in full and shall continue to be exercisable by the Participant or his or her heirs, executor, administrator or other legal representative for a period equal to the unexpired term of the Option or SAR.

(b)     All Restricted Stock and Restricted Stock Units held by the Participant at the time of such Status Change shall automatically become free of all restrictions and conditions.

(c)     The Participant shall automatically be entitled to any payment or benefit under all Deferred Stock Awards, Performance Awards or Supplemental Grants, held by the Participant at the time of such Status Change.

(d)     “Disability” or “Permanent Disability” shall mean disability as defined in Section 409A(2)(C) of the Internal Revenue Code or as otherwise determined by the Committee.

(e)     “Retirement” means termination of employment with or service to the Company by a Participant other than by reason of death or Permanent Disability or termination for Cause at a time when such Participant has attained age 65 or greater; provided that such Participant has performed a minimum of five Years of Service; and provided, further that, in the case of a director who meets the age and Years of Service requirements, the term “Retirement” shall include, without limitation, the failure to be re-nominated for election, the failure to be re-elected by the shareholders, removal by shareholders or the Board (other than a removal for Cause) and resignation. For purposes of the Plan, “Years of Service” means each period of twelve consecutive months (including any permitted leaves of absences) beginning on the Participant’s first day of employment with or service to the Company and each anniversary thereof in which the Participant continues to be employed by or provide service to the Company.

6.2    Termination of Service Other Than by Death or Permanent Disability or Retirement.   Subject to the provisions of Section 6.4, if a Participant suffers a Status Change other than by reason of death or Permanent Disability (as determined by the Committee) or Retirement, the following rules shall apply, unless otherwise determined by the Committee:

(a)     All Options and SARs held by the Participant at the time of such Status Change, to the extent then exercisable, shall continue to be exercisable by the Participant for a period of 90 days after the Participant’s Status Change. After the expiration of such 90-day period, all such Options and SARs shall terminate. In no event, however, shall an Option or SAR remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 6.2. All Options and SARs held by a Participant at the time of such Status Change that are not then exercisable shall terminate upon such Status Change.

(b)     All Restricted Stock held by the Participant at the time of such Status Change shall be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock shall be so transferred without any further action by the Participant) in accordance with Section 5.3(c) above.

(c)     Any payment or benefit under a Restricted Stock Unit, Deferred Stock Award, Performance Award, or Supplemental Grant, to which the Participant was not irrevocably entitled at the time of such Status Change shall be forfeited and the Award canceled as of the date of such Status Change.

(d)     For all purposes of this Section 6.2 and Section 6.3, the employment with the Company of a Participant who is an Employee shall not be deemed to have been terminated if the Participant is transferred from Intricon to a subsidiary of Intricon, or vice versa, or from one subsidiary of Intricon to another and, in the sole discretion of the Committee, a Status Change shall not be deemed to have occurred if, on the date that a Participant’s employment, directorship, consulting, service or other relationship with the Company terminates, such Participant has an employment, directorship, consulting, service or other relationship with the Company that, in the discretion of the Committee, would otherwise permit such Participant to receive an Award under this Plan.

(e)     Anything in this Section to the contrary notwithstanding, all Awards held by a Participant whose employment, directorship, consulting, service or other relationship with the Company was terminated for “Cause” shall, in the discretion of the Committee, terminate immediately as of the date of such Status Change. A termination by the Company of a Participant’s employment, directorship, consulting, service or other relationship with the Company shall be for “Cause” if the Committee determines that the Participant: (i) was guilty of fraud, gross negligence or willful misconduct in the performance of his or her duties for the Company, (ii) willfully and continually failed to perform substantially the Participant’s duties with the Company (other than any such failure resulting from incapacity due to Permanent Disability) after delivery of written demand for substantial performance to the Participant by the Board, the Committee or the Chief Executive Officer that specifically identified the manner in which the Board, the Committee or the Chief Executive Officer believed the Participant did not substantially perform his or her duties, (iii) breached or violated, in a material respect, any agreement between the Participant and the Company or any of the Company’s codes of conduct or corporate policies, including policy statements regarding conflicts-of-interest, insider trading or confidentiality, (iv) committed a material act of dishonesty or breach of trust, (v) acted in a manner that was inimical or injurious, in a material respect, to the business or interests of the Company, or (vi) was convicted of, or plead guilty or nolo contendere to, a felony or any other crime involving moral turpitude which subjects, or if generally known, would subject, the Company to public ridicule or embarrassment; notwithstanding the foregoing, if the Participant is a party to an employment agreement with the Company that defines “Cause” or a similar term, then “Cause” shall be as defined and determined in such employment agreement.

6.3    Change in Control.

(a)     In the event of a Change in Control (as defined in Section 6.3(c)(1)), the following rules shall apply:

(1)     In the event that the successor corporation or a parent or subsidiary of the successor corporation assumes the Awards or an equivalent option or right is substituted by the successor corporation or a parent or subsidiary of the successor corporation, such Award or substituted Award shall continue in accordance with its terms, provided, however, that in the event of an Involuntary Termination (as defined below) of a Participant on or within twelve (12) months following a Change in Control, such Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, Deferred Stock Awards and Supplemental Grants will lapse, and, with respect to Awards with performance-based vesting (including Performance Awards), all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

For the purposes of this subsection (1), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common equity of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or SAR or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common equity of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 6.3 to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(2)       In the event that the successor corporation or a parent or subsidiary of the successor corporation does not assume or substitute for the Awards, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, Deferred Stock Awards and Supplemental Grants will lapse, and, with respect to Awards with performance-based vesting (including Performance Awards), all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or SAR is not assumed or substituted in the event of a Change in Control, the Committee will notify the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Committee in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

(b)     The Committee may, in its discretion, at the time an Award is made hereunder or at any time prior to, coincident with or after the time of a Change in Control: (i) require the purchase and sale of any Awards for an amount of cash equal to the amount which a Participant could have obtained upon the exercise or realization of such rights had such Awards been currently exercisable; (ii) make such adjustment to the Awards then outstanding as the Committee deems appropriate to reflect such Change in Control; (iii) if applicable, provide that such Awards shall be cancelled upon the effectiveness of such Change of Control and converted into the right to receive the same consideration as shareholders are receiving in such Change of Control (net of any exercise price and/or purchase price payable by the Participant and/or Base Amount in the case of a SAR); and/or (iv) cause the Awards then outstanding to be assumed, or their rights substituted therefor, by the surviving or acquiring corporation in such Change in Control. Without limiting the generality of the foregoing, in the case of any Option or SAR with an exercise price (or base price in the case of a SAR) that equals or exceeds the fair market value of the per share consideration received by holders of Common Stock in the Change in Control, the Committee may cancel the Option or SAR without the payment of consideration therefor. The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem in the best interests of the Company.

(c)     For the purposes of this Agreement:

(1)        “Change in Control” means: (i) the acquisition or receipt, in any manner, by any person (as defined for purposes of the 1934 Act) or any group of persons acting in concert, of direct or indirect beneficial ownership (as defined for purposes of the 1934 Act) of more than 50% of the combined voting securities ordinarily having the right to vote for the election of directors of Intricon; or (ii) a change in the constituency of the Board with the result that individuals (the “Incumbent Directors”) who are members of the Board on the Effective Date (as defined in Section 13) cease for any reason to constitute at least a majority of the Board, provided that any individual who is elected to the Board after the Effective Date and whose nomination for election was unanimously approved by the Incumbent Directors shall be considered an Incumbent Director beginning on the date of his or her election to the Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (as defined for purposes of the 1934 Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or (iii) the sale, exchange, liquidation or other disposition of all or more than 50% of Intricon’s business or assets; unless in any such case, at least a majority of the Incumbent Directors determine, prior to the occurrence of such Change in Control, that no Change in Control has or will have occurred; or (iv) the occurrence of a reorganization, merger, consolidation or other corporate transaction involving Intricon, in each case, with respect to which Intricon’s shareholders immediately prior to such transaction do not, immediately after such transaction, own more than 50% of the combined voting securities ordinarily having the right to vote for the election of directors of Intricon or other corporation resulting from such transaction; or (v) the complete liquidation or dissolution of Intricon.

(2)       “Good Reason” means, without the Participant’s consent, (i) a substantial and material diminution in Participant’s duties or responsibilities; (ii) a reduction in base salary or annual bonus opportunity of 10% or more; or (iii) the failure of the Company to pay any compensation when due. Participant may terminate his or her service to the Company as an Employee, director, contractor or consultant with Good Reason by providing the Company thirty (30) days’ written notice setting forth in reasonable specificity the event that constitutes Good Reason, which written notice, to be effective, must be provided to the Company within thirty (30) days of the occurrence of such event. During such thirty (30)-day notice period, the Company shall have a cure right (if curable), and if not cured within such period, Participant’s termination will be effective upon the expiration of such cure period. Notwithstanding the foregoing, if the Participant is a party to an employment agreement with the Company that defines “Good Reason” or a similar term, then “Good Reason” shall be as defined and determined in such employment agreement.

(3)       “Involuntary Termination” means the termination of Participant as an Employee or director of, or contractor or and consultant to, the Company by reason of: (i) Participant’s involuntary dismissal or discharge by the Company, or by the acquiring or successor entity (or parent or any subsidiary thereof for which Participant is an employee, director or a consultant) for reasons other than Cause; or (ii) Participant’s voluntary resignation for Good Reason.

(d)        Non-Employee Director Awards. With respect to Awards granted to a non-Employee director, in the event of a Change in Control, then all of his or her outstanding Options and SARs, including Shares as to which such Awards would not otherwise be vested or exercisable, shall vest, all restrictions on Restricted Stock, Restricted Stock Units, Deferred Stock Awards and Supplemental Grants will lapse, and, with respect to Awards with performance-based vesting (including Performance Awards), all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

(e)     Any good faith determination by the Committee as to whether a Change in Control within the meaning of this Section 6.3 has occurred shall be conclusive and binding on the Participants.

(f)     Compliance with Section 409A of the Code. In the case of an Award providing for the payment of deferred compensation subject to Section 409A of the Code, any payment of such deferred compensation by reason of a Change in Control shall be made only if the event constituting the Change in Control is an event described in subsection (a)(2)(A)(v) of Section 409A of the Code and Treasury regulations or other guidance thereunder and shall be paid consistent with the requirements of Section 409A. If any deferred compensation that would otherwise be payable by reason of a Change in Control cannot be paid by reason of the immediately preceding sentence, it shall be paid as soon as practicable thereafter consistent with the requirements of Section 409A of the Code, as determined by the Committee.

6.4    Special Forfeiture Provisions Following a Termination of Employment.   Notwithstanding the provisions of Section 6.2, in any instance where the rights of a Participant with respect to an Award extend beyond a Status Change other than by reason of death, all of such rights shall terminate and be forfeited, if, in the determination of the Committee, the Participant, at any time prior or subsequent to such Status Change (a) breaches or violates, in a material way, the terms of any agreement with the Company, including any employment agreement, termination agreement, confidentiality agreement, non-solicitation agreement or non-competition agreement or (b) engaged or engages in conduct that would have permitted the Company to terminate such Participant’s employment, directorship, consulting, service or other relationship with the Company for “Cause” (as defined in Section 6.2(e)) if such Participant was still in such relationship with the Company.

7.    Grant and Acceptance of Awards

7.1    Evidence of Approval.   The Committee’s approval of a grant of an Award under the Plan, including the names of Participants and the size of the Award, including the number of shares of Common Stock subject to the Award, shall be reflected in minutes of meetings held by the Committee or in written consents signed by members of the Committee. Once approved by the Committee, each Award shall be evidenced by such written instrument, containing such terms as are required by the Plan and such other terms, consistent with the provisions of the Plan, as may be approved from time to time by the Committee.

7.2    Award Agreements.   Each instrument may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which shall evidence agreement to the terms thereof. The grant of an Award shall not impose any obligation on the Participant to accept the Award.

7.3    Conditions.   Except as specifically provided by the Plan or the instrument evidencing an Award, a Participant shall not become a shareholder of Intricon until (i) the Participant makes any required payments in respect of the Common Stock issued or issuable pursuant to the Award, (ii) the Participant furnishes Intricon with any required agreements, certificates, letters or other instruments, and (iii) the Participant actually receives the shares of Common Stock. Subject to any terms and conditions imposed by the Plan or the instrument evidencing an Award, upon the occurrence of all of the conditions set forth in the immediately preceding sentence, a Participant shall have all rights of a shareholder with respect to shares of Common Stock, including, but not limited to, the right to vote such shares and to receive dividends and other distributions paid with respect to such shares.

7.4    Payments and Deferrals.   Payment of Awards may be in the form of cash, shares of Common Stock, other Awards, or combinations thereof as the Committee shall determine, subject to such terms, conditions, restrictions and limitations as it may impose. The Committee may postpone the exercise of Options or SARs, and may require or permit Participants to elect to defer the receipt or issuance of shares of Common Stock pursuant to Awards or the settlement of Awards in cash under such rules and procedures as it may establish, in its discretion, from time to time. The Committee may adopt deferred compensation plans to permit a Participant to defer the time when such Award is recognized for income tax purposes. It also may provide for deferred settlements of Awards including the payment or crediting of earnings on deferred amounts. In addition, the Committee may stipulate in an Award Agreement, either at the time of grant or by subsequent amendment, that a payment or portion of a payment of an Award be delayed in the event that Section 162(m) of the Code (or any successor or similar provision of the Code) would disallow a tax deduction by the Company for all or a portion of such payment. The period of any such delay in payment shall be until the payment, or portion thereof, is tax deductible, or such earlier date as the Committee shall determine in its discretion.

7.5    Removal of Restrictions.   Notwithstanding any other provision of the Plan, the Company shall not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove any restriction from shares of Common Stock previously delivered under the Plan (i) until all conditions to the Award have been satisfied or removed, (ii) until, in the opinion of counsel to the Company, all applicable Federal and state laws and regulations have been complied with, (iii) if the outstanding Common Stock is at the time listed on any stock exchange or included for quotation on an inter-dealer system, until the shares to be delivered have been listed or included or authorized to be listed or included on such exchange or system upon official notice of notice of issuance, (iv) if it might cause the Company to issue or sell more shares of Common Stock that the Company is then legally entitled to issue or sell, and (v) until all other legal matters in connection with the issuance and delivery of such shares have been approved by counsel to the Company. If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of an Award, such representations or agreements as counsel to the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Common Stock bear an appropriate legend restricting transfer. If an Award is exercised by the Participant’s legal representative, the Company shall be under no obligation to deliver Common Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

8.    Tax Withholding

The Company shall withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all Federal, state and local withholding tax requirements (the “withholding requirements”). In the case of an Award pursuant to which Common Stock may be delivered, the Committee shall have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Common Stock. If and to the extent that such withholding is required, the Committee may permit a Participant or such other person or entity to elect at such time and in such manner as the Committee may determine to have the Company hold back from the shares of Common Stock to be delivered, or to deliver to the Company, Common Stock having a value calculated to satisfy the withholding requirement. If at the time an ISO is exercised, the Committee determines that the Company could be liable for withholding requirements with respect to a disposition of the Common Stock received upon exercise, the Committee may require as a condition of exercise that the person exercising the ISO agree (i) to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code) of Common Stock received upon exercise, and (ii) to give such security as the Committee deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

9.    No Dividends or Dividend Equivalents

Anything in this Plan to the contrary notwithstanding, cash dividends and cash dividend equivalent rights shall not be paid or granted with respect to any Awards under this Plan; provided, however that Awards shall be adjusted for stock dividends, stock splits, and other events described in Section 2.6, in accordance with the provisions of Section 2.6.

10.    Voting

The Committee shall determine whether a Participant shall have the right to direct the vote of shares of Common Stock allocated to a Stock Award. If the Committee determines that an Award shall carry voting rights, the shares allocated to such Award shall be voted by the Company’s Secretary, or such other person as the Committee may designate in accordance with instructions received from the Participant (unless to do so would constitute a violation of fiduciary duties). Shares as to which no instructions are received shall be voted by the Committee or its designee proportionately in accordance with instructions received from Participants in the Plan (unless to do so would constitute a violation of fiduciary duties).

11.    Unfunded Plan

Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not create any fiduciary relationship between the Company on behalf of any Participant or other person. To the extent any Participant holds any rights by virtue of an Award granted under the Plan, such rights shall constitute general unsecured liabilities of the Company and shall not confer upon any Participant any right, title, or interest in any assets of the Company.

12.    Rights as Shareholder

Unless the Committee determines otherwise, a Participant shall not have any rights as a shareholder with respect to shares of Common Stock covered by an Award until the date the Participant becomes the holder of record with respect to such shares in accordance with Section 7.3. No adjustment shall be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 9.

13.    Effective Date and Term of Plan

The effective date of this Plan (the “Effective Date”) is April 24, 2015, the date on which the Plan was approved by the affirmative vote of the holders of Intricon’s Common Stock. No Award shall be granted more than ten years after the Effective Date.

14.    Effect, Amendment, Suspension and Termination

Unless otherwise determined by the Committee, Awards received by Participants under the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of calculating payments or benefits under any Company benefit plan or severance program. No Employee, director or other person shall have any claim or right to be granted an Award under the Plan. There shall be no obligation of uniformity of treatment of Employees, directors or other persons under the Plan and the terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated). Neither adoption of the Plan nor the grant of Awards to a Participant shall affect the Company’s right to grant to such Participant awards that are not subject to the Plan, to issue to such Participant Common Stock as a bonus or otherwise, or to adopt other plans or arrangements under which

Common Stock may be issued to Employees or other persons or entities. The Committee reserves the right, at any time and from time to time, to amend the Plan in any way, or to suspend or terminate the Plan, effective as of the date specified by the Committee when it takes such action, which date may be before or after the date the Committee takes such action; provided that any such action shall not affect any Awards granted before the actual date on which such action is taken by the Committee; and further provided that the approval of Intricon’s shareholders shall be required whenever necessary for the Plan to continue to satisfy the conditions of Rule 16b-3 under the 1934 Act, Section 422 of the Code with respect to the award of ISOs (unless the Board determines that ISOs shall no longer be granted under the Plan), any bylaw, rule or regulation of the market system or stock exchange on which Intricon’s Common Stock is then listed or admitted to trading, or any other applicable law, rule or regulation. Unless terminated earlier by the Board, this Plan shall terminate on such date (which shall not be prior to April 24, 2025) as all Awards under the Plan have been exercised or shall have terminated.

15.    Other Provisions

15.1    Future Rights.   Nothing contained in the Plan or any Award shall confer upon any Employee or other Participant the right to continue in the employ of, or to continue to provide service to, the Company or any affiliated person, or interfere in any way with the right of the Company or any affiliated person to terminate the employment or service of any Employee or other Participant for any reason.

15.2    Grant Date.   Corporate action constituting an offer by Intricon of Common Stock to any Participant under the terms of an Award shall be deemed completed as of the date of grant of the Award, regardless of when the instrument, certificate, or letter evidencing the Award is actually received or accepted by the Participant.

15.3    Transferability.   None of a Participant’s rights under any Award or under the Plan may be assigned or transferred in any manner other than by will or under the laws of descent and distribution. The foregoing shall not, however, restrict a Participant’s rights with respect to Unrestricted Stock or the outright transfer of cash, nor shall it restrict the ability of a Participant’s heirs, estate, beneficiaries, or personal or legal representatives to enforce the terms of the Plan with respect to Awards granted to the Participant. Notwithstanding the foregoing, at the discretion of the Committee, the terms of an Award or the Committee may permit a Participant to transfer such Award to one or more members of the Participant’s family or to trusts, family partnerships, or other entities for the benefit of the Participant and/or members of the Participant’s family to the extent provided in such Award or as otherwise permitted by the Committee and permitted under the terms for use of Form S-8 promulgated under the Securities Act of 1933, as amended.

15.4    Governing Law.   The Plan, and all Awards granted hereunder, shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

15.5    Interpretation.   The headings of the Sections of the Plan are for convenience of reference only and shall not affect the interpretation of the Plan. All pronouns and similar references in the Plan shall be construed to be of such number and gender as the context requires or permits. When used in this Plan, the words “including” and “include” shall be deemed followed by the words “without limitation.” Except as otherwise indicated, the term “person” as used in the Plan shall include individuals, corporations, partnerships, trusts, estates, limited liability companies and partnerships and any other type of entity.

        15.6    Severability.   If any provision of the Plan is determined to be unenforceable for any reason, then that provision shall be deemed to have been deleted or modified to the extent necessary to make it enforceable, and the remaining provisions of the Plan shall be unaffected.

        15.7    Notices.   All notices with respect to the Plan shall be in writing and shall be hand delivered or sent by certified mail or reputable overnight delivery service, expenses prepaid. Notices to the Company or the Committee shall be delivered or sent to Intricon’s headquarters to the attention of its Chief Financial Officer. Notices to any Participant or holder of shares of Common Stock issued pursuant to an Award shall be sufficient if delivered or sent to such person’s address as it appears in the regular records of the Company or its transfer agent.

        15.8    Prior Services.   In any case that a Participant purchases Common Stock under an Award for a price equal to the par value of the Common Stock, the Committee may determine, in its sole discretion, that such price has been satisfied by past services rendered by the Participant.

        15.9    Fair Market Value.   For the purposes of the Plan and any Award granted hereunder, unless otherwise determined by the Committee, the term “fair market value” of Common Stock on a specified date shall mean the last sale price for one share of Common Stock on the specified date, as reported on the Nasdaq Stock Market, or on such other market system or stock exchange on which Intricon’s Common Stock is then listed or admitted to trading, provided that if there is no last sale price reported on the specified date or if the specified date is not a trading day, then the fair market value shall mean the most recent last sale price reported on the Nasdaq Stock Market, or on such other market system or stock exchange on which Intricon’s Common Stock is then listed or admitted to trading, prior to the specified date. In the event that the foregoing does not apply, the fair market value shall be determined by the Board.

        15.10    Reduction of Payments.   Unless otherwise agreed upon in writing by the Company and a Participant, in the event that any payment, benefit or transfer under the Plan to or for the benefit of a Participant pursuant to a Change in Control from the Company or otherwise (a “Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this Section 15.10, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment shall be reduced to the Reduced Amount. The “Reduced Amount” shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in the Participant’s receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, reduction shall occur in the following order unless the Participant elects in writing a different order (provided, however, that such election shall be subject to the Company’s approval if made on or after the date on which the event that triggers the Payment occurs): reduction of cash payments; cancellation of accelerated vesting of Awards; and reduction of employee benefits. In the event that the acceleration of vesting of Award compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of the Participant’s Awards unless the Participant elects in writing a different order for cancellation.

        15.11    Successors and Assigns.   The Plan and any applicable Award Agreement entered into under the Plan shall be binding on all successors and assigns of a Participant, including the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

        15.12     Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or regulation or stock exchange listing requirements).

16. Plan History.

The Plan was originally adopted by the Board on March 2, 2015, subject to the approval of the Company’s shareholders. The Plan was originally approved by the Company’s shareholders at the Company’s 2015 annual meeting of shareholders that was held on April 24, 2015.

Since its original adoption, the Plan has been amended as follows:

Nature of Amendment	Date Approved by Board of Directors	Date approved by Shareholders
Amendment and Restatement (corporate governance matters)	10/27/2020	Not required
Amendment and Restatement (increase in authorized shares; removal of dividend and dividend equivalent rights)	3/19/21

INTRICON CORPORATION C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717	VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on May 3, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/IIN2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on May 3, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 for receipt by May 3, 2021.

VOTE AT THE MEETING

Due to the ongoing public health impact of the coronavirus outbreak (COVID-19), this year’s annual meeting will be a virtual meeting conducted via live audio webcast. You will not be able to attend the annual meeting in person. To attend and vote at the annual meeting, visit www.virtualshareholdermeeting.com/IIN2021 and enter the sixteen-digit control number included on this proxy card. The live webcast will begin at 9:00 a.m. Central Daylight Time on Tuesday, May 4, 2021. We encourage you to access the virtual meeting platform at least 15 minutes prior to the start time. You may vote your shares and submit your questions during the annual meeting by following the instructions available on the meeting website during the meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D35383-P48590	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

INTRICON CORPORATION				For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:				All	All	Except

1.	Election of Directors			☐	☐	☐

Nominees:

	01)	Nicholas A. Giordano
	02)	Raymond O. Huggenberger

The Board of Directors recommends you vote FOR the following proposal:								For	Against	Abstain

2.	An advisory vote to approve executive compensation, as described in the Proxy Statement, referred to as “say-on-pay.”							☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:								For	Against	Abstain

3.	To approve an amendment to Intricon Corporation’s Amended and Restated 2015 Equity Incentive Plan to, among other matters, increase the number of shares of common stock authorized for issuance under that plan by 500,000 shares, as more fully described in the Proxy Statement.							☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:								For	Against	Abstain

4.	To ratify the appointment of Deloitte & Touche LLP as Intricon Corporation’s independent registered public accounting firm for fiscal year 2021.							☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the annual meeting.

If the Annual Meeting of Shareholders is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned Virtual Annual Meeting, although constituting less than a quorum, shall nevertheless constitute a quorum for the purpose of electing directors. If the Virtual Annual Meeting of Shareholders is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Virtual Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any other matter set forth above.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Combined Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

D35384-P48590

INTRICON CORPORATION
ARDEN HILLS, MINNESOTA 55112

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints DOUG PLETCHER and MICHAEL GERACI, and each of them, with full power of substitution, as proxies and hereby authorizes them to represent and to vote all the Common Stock of Intricon Corporation held of record by the undersigned on March 1, 2021, at the Annual Meeting of Shareholders to be held on May 4, 2021, or any postponement or adjournment thereof.

All proxy agents present and acting in person or by their substitutes (or, if only one is present and acting, then that one) may exercise all of the powers conferred by this proxy. Discretionary authority is conferred by this proxy with respect to certain matters, as described in Intricon Corporation’s Proxy Statement.

The shares represented by this proxy, duly executed, will be voted as instructed on the reverse side. If instructions are not given, they will be voted: (1) for the election of the director nominees listed on the reverse side; (2) for the approval of the Corporation’s executive compensation as described in the proxy statement; (3) for the approval of the amendment to the Corporation’s Amended and Restated 2015 Equity Incentive Plan to, among other matters, increase the number of shares of common stock authorized for issuance under that plan by 500,000 shares; and (4) for the ratification of the appointment of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for the fiscal year 2021. With respect to such other business that may properly come before the annual meeting and any adjournments or postponements thereof, said proxies are authorized to vote in accordance with his or her best judgment.

By signing this proxy, you hereby acknowledge receipt of the 2020 Annual Report to Shareholders, Notice of the Corporation’s 2021 Annual Meeting of Shareholders and the Corporation’s Proxy Statement.

Continued and to be signed on reverse side